UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 33-1569

Name of Registrant: VANGUARD CALIFORNIA TAX-FREE FUNDS

Address of Registrant: P.O. BOX 2600, VALLEY FORGE, PA 19482

Name and address of agent for service: R. GREGORY BARTON
                                       P.O. BOX 876
                                       VALLEY FORGE, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2002 - November 30, 2003

ITEM 1: Reports to Shareholders

VANGUARD(R) CALIFORNIA TAX-EXEMPT FUNDS

NOVEMBER 30, 2003

ANNUAL REPORT

[GRAPHICS]

VANGUARD(R) CALIFORNIA TAX-EXEMPT
MONEY MARKET FUND

VANGUARD(R) CALIFORNIA INTERMEDIATE-TERM
TAX-EXEMPT FUND

VANGUARD(R) CALIFORNIA LONG-TERM
TAX-EXEMPT FUND

THE VANGUARD GROUP (R)

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain ONLY of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------
CONTENTS
 1   LETTER FROM THE CHAIRMAN
 7   REPORT FROM THE ADVISOR
11   FUND PROFILES
14   GLOSSARY OF INVESTMENT TERMS
15   PERFORMANCE SUMMARIES
18   ABOUT YOUR FUND'S EXPENSES
19   FINANCIAL STATEMENTS
61   ADVANTAGES OF VANGUARD.COM
--------------------------------------------------------------------------------
SUMMARY
* The Vanguard California Tax-Exempt Funds outperformed their peer-group averages in fiscal year 2003.

* Interest rates in the taxable and municipal bond markets moved in different directions during the period.

* The Vanguard funds achieved peer-beating results with the same emphasis on prudence, quality, and low costs that has contributed to their long-term success.
--------------------------------------------------------------------------------
WANT LESS CLUTTER IN YOUR MAILBOX?  JUST REGISTER WITH
VANGUARD.COM  AND OPT TO GET FUND REPORTS ONLINE.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the 12 months ended November 30, 2003, the Vanguard California Tax-Exempt Funds negotiated the volatile interest rate environment more successfully than their average peer mutual funds.

[PICTURES OF JOHN J. BRENNAN]


---------------------------------------------
2003 TOTAL RETURNS          FISCAL YEAR ENDED
                                  NOVEMBER 30
---------------------------------------------
VANGUARD CALIFORNIA TAX-EXEMPT
  MONEY MARKET FUND*                     0.9%
  (SEC 7-Day Annualized Yield: 0.91%)
Average California Tax-Exempt
  Money Market Fund**                    0.5
---------------------------------------------
VANGUARD CALIFORNIA
  INTERMEDIATE-TERM TAX-EXEMPT FUND
  Investor Shares                        5.8%
  Admiral Shares                         5.8
Lehman 7 Year Municipal Bond Index       7.0
Average California Intermediate
  Municipal Debt Fund**                  4.7
---------------------------------------------
VANGUARD CALIFORNIA
  LONG-TERM TAX-EXEMPT FUND
  Investor Shares                        7.0%
  Admiral Shares                         7.0
Lehman 10 Year Municipal Bond Index      6.9
Average California Municipal Debt Fund** 5.6
---------------------------------------------
Lehman Municipal Bond Index              6.7%
---------------------------------------------
*An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.
**Derived from data provided by Lipper Inc.


The California Tax-Exempt Money Market Fund maintained its $1 share price (as is expected but not guaranteed) while generating a significantly higher return than the peer-group average, as illustrated in the adjacent table.

The California Intermediate- and Long-Term Tax-Exempt Funds generated relatively high levels of income exempt from federal and California income tax. For both funds, the total returns (reinvested distributions plus capital change) exceeded the average returns for their peer groups--the Intermediate-Term Fund by 1.1 percentage points and the Long-Term Fund by 1.4 percentage points. The Intermediate-Term Fund trailed its unmanaged benchmark, while the Long-Term Fund outperformed two indexes of the municipal bond market. These benchmarks are imperfect analogs for the funds' portfolios, but they nevertheless provide some context

--------------------------------------------------------------------------------
ADMIRAL SHARES
A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

for the funds' performance relative to the municipal bond market generally.

At the end of November 2003, the Tax-Exempt Money Market Fund provided a yield of 0.91%, down from 1.07% one year earlier. For California residents in the highest federal income tax bracket, the fund's current yield was equivalent to a fully taxable yield of 1.54% (accounting for state and federal taxes, but not for local taxes or exposure to the alternative minimum tax). The yield of the Intermediate-Term Tax-Exempt Fund's Investor Shares finished the year at 3.00%, down from 3.42% at the end of November 2002, for a taxable equivalent yield of 5.09%. For the fund's Admiral Shares, the ending yield was 3.06% (down from 3.46% a year earlier), with a taxable equivalent yield of 5.19%. Finally, the Investor Shares of the Long-Term Fund yielded 3.56% on November 30, down from 3.91% a year earlier, for a taxable equivalent yield of 6.04%. The Admiral Shares' yield of 3.62% translated into a taxable equivalent yield of 6.14%.

Details of the per-share components of the funds' total returns-- starting and ending net asset values, plus distributions--appear on page 6.

TAXABLE BONDS AND MUNICIPALS WENT THEIR SEPARATE WAYS


--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED NOVEMBER 30, 2003
                                             -----------------------------------
                                                     ONE         THREE      FIVE
                                                    YEAR         YEARS     YEARS
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                         5.2%          7.9%      6.5%
  (Broad taxable market)
Lehman Municipal Bond Index                         6.7           7.2       5.7
Citigroup 3-Month Treasury Bill Index               1.1           2.4       3.6
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                    16.9%         -4.9%      0.2%
Russell 2000 Index (Small-caps)                    36.3           8.5       8.0
Wilshire 5000 Index (Entire market)                19.0          -3.3       0.8
MSCI All Country World Index Free
  ex USA (International)                           27.1          -2.3       0.7
================================================================================
CPI
Consumer Price Index                                1.8%          2.0%      2.4%
--------------------------------------------------------------------------------


During the past fiscal year, the yields of most U.S. Treasury securities rose, even as the yields of their tax-exempt municipal counterparts declined. (Money market securities were an exception to this interest rate pattern, however, since they are subject more to the Federal Reserve Board's monetary-policy actions than to market forces. The yields of the shortest-term municipal and U.S. Treasury securities declined during the fiscal year.) These disparate 12-month performances reflected a sea change in investors' risk tolerance, as well as the market's recognition of municipal bonds' exceptional value.

In November 2002, as the broad stock market rattled near bear-market lows and fear was the dominant mood, investors embarked on a "flight to quality," bidding up the prices of Treasuries. Over the next few months, successful combat operations in Iraq, as well as upbeat economic and corporate-profit reports, ignited a stock market rally, whetting an appetite for risk. In the bond market, corporate issues outperformed risk-free Treasuries for the full fiscal year, and in the stock market, volatile small-capitalization shares outperformed the broad U.S. stock market: The small-cap Russell 2000 Index climbed 36.3%, while the Wilshire 5000 Total Market Index returned 19.0%.

Although municipal securities are generally of high quality, they benefited from the broader bond market's dynamics. When the fiscal year started, municipal securities were largely ignored, leaving them with tax-exempt yields that were very high relative to the yields of Treasuries. At the end of November 2002, a 10-year general-obligation municipal bond yielded 92% of what its Treasury counterpart offered, despite the muni's significant tax advantages. As investors were attracted to this disparity--bidding up munis and bidding down Treasuries--the ratio declined to 82% at the end of November 2003, still high but more typical of its historical level.

THE FUNDS' TRADITIONAL VIRTUES WERE IN EVIDENCE

Among intermediate- to long-term bonds--the focus of Vanguard California Intermediate-Term Tax-Exempt Fund and the Long-Term Tax-Exempt Fund--yields declined steadily through the first half of the fiscal year, touching 12-month lows in late spring. During the second half, yields spiked in the summer, then drifted back below their year-end 2002 levels.

The approach of the funds' advisor--Vanguard Fixed Income Group--to the past year's market tumult was typically measured. The advisor made few changes to the composition of the funds' high-quality port-folios. As of November 30, 2003, more than 80% of each portfolio was invested in securities with top credit ratings, slightly below the weightings a year earlier. The remaining assets were invested mainly in securities rated A or higher, with just a sliver of assets in bonds rated BBB. Anticipating higher interest rates in coming months, the advisor trimmed each portfolio's duration, reducing the funds' price sensitivity to rate changes. This positioning produced a 7.0% total return for the Long-Term Fund--2.2 percentage points from capital growth and 4.8 from income. The Intermediate-Term Fund returned 5.8%--1.7 percentage points from capital growth and 4.1 from income. The Fixed Income Group's skilled management, combined with the funds' low operating costs, put the funds' results well ahead of their peer groups' average returns. (For a comparison of the expense ratios of Vanguard's funds with their peer-group averages, please see the table on page 18.)

As the yields of the shortest-term securities declined from their already low levels during the period, the advisor nudged the average maturity of the Tax-Exempt Money Market Fund marginally higher, from 45 days a year ago to 54 days on November 30, to mitigate the fund's decline in income. During the full fiscal year, the fund returned 0.9%--0.4 percentage point more than the peer-group average--again reflecting the powerful combination of skilled management and low operating costs.

SKILLED MANAGEMENT, LOW COSTS, AND HIGH QUALITY ARE AN IMPRESSIVE TRIO

The same characteristics that explained our funds' strong relative performances in fiscal 2003 have contributed to their excellent long-term returns. The table below shows the average annual returns of the three funds over the past ten years (nine-plus for the Intermediate-Term Fund), as well as the average returns of their peer groups. We also display the growth of hypothetical initial investments of $10,000 in the funds and their average peers.

As you can see, all of the funds outperformed their average peers, creating additional wealth for shareholders. For example, the Long-Term

--------------------------------------------------------------------------------
TOTAL RETURNS                                  TEN YEARS ENDED NOVEMBER 30, 2003
--------------------------------------------------------------------------------
                     AVERAGE                            FINAL VALUE OF A $10,000
                  ANNUAL RETURN                           INITIAL INVESTMENT
                 -------------------         -----------------------------------
                              AVERAGE                       AVERAGE
CALIFORNIA        VANGUARD  COMPETING        VANGUARD     COMPETING     VANGUARD
TAX-EXEMPT FUND       FUND       FUND            FUND          FUND    ADVANTAGE
--------------------------------------------------------------------------------
Money Market          2.7%       2.3%         $13,068       $12,587        $ 481
Intermediate-Term
  Investor Shares*    6.2        5.3           17,938        16,540        1,398
Long-Term
  Investor Shares     6.3        5.1           18,393        16,523        1,870
--------------------------------------------------------------------------------
*Annualized returns since fund's inception on March 4, 1994.

Tax-Exempt Fund's 1.2-percentage-point margin in average total return translated
into  an  extra  $1,870  in  shareholder  wealth  on  a  $10,000   investment--a
significant difference on a relatively modest initial outlay.

BONDS ARE VITAL IN ANY ENVIRONMENT
Today, municipal bond yields are lower than they were a year ago, which makes continued declines in interest rates--and increases in bond prices--less likely. A strengthening economy also suggests that rates are more likely to rise than to fall.

In a sense, though, none of this matters. The primary reasons to invest in bond funds are the same in any interest rate environment: diversification and income. Bond funds are an essential component of a well-balanced portfolio, helping you to meet your financial goals while keeping risk in check by counterbalancing your stock investments. A related, but different, reason to hold bond funds is that, over the long term, they generate virtually all of their returns from income, which is generally a less volatile source of return than capital growth. Changes in the share price of a bond fund--up or down--have relatively little impact on the fund's total return over a period of many years. Income and the interest earned on the reinvestment of that income are the long-term drivers of the fund's return.

I want to close this letter with an assurance that the reports of late trading and market-timing at some competing investment management firms are as shocking--and upsetting--to us as they no doubt are to you. Vanguard has policies and procedures in place to identify and deter such behavior. More important, Vanguard shareholders can have confidence both in the integrity of our excellent crew and in the virtues of our client-owned corporate structure--a structure that aligns our day-to-day efforts with your long-term financial goals.



Thank you for entrusting us with your assets.

Sincerely,


/S/JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

DECEMBER 18, 2003

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE          NOVEMBER 30, 2002-NOVEMBER 30, 2003

                                                    DISTRIBUTIONS PER SHARE
                                                 -------------------------------
                             STARTING          ENDING        INCOME      CAPITAL
                          SHARE PRICE     SHARE PRICE     DIVIDENDS        GAINS
--------------------------------------------------------------------------------
California Tax-Exempt
  Money Market Fund            $1.00           $1.00         $0.009       $0.000
--------------------------------------------------------------------------------
California Intermediate-Term
  Tax-Exempt Fund
    Investor Shares           $11.29           $11.44        $0.454       $0.038
    Admiral Shares             11.29            11.44         0.461        0.038
--------------------------------------------------------------------------------
California Long-Term
  Tax-Exempt Fund
    Investor Shares           $11.76           $12.00        $0.542       $0.021
    Admiral Shares             11.76            12.00         0.549        0.021
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

During fiscal 2003,  Vanguard  California  Tax-Exempt Money Market Fund returned
0.9%. The Intermediate-Term Tax-Exempt Fund returned 5.8%, and the Long-Term Tax-Exempt Fund returned 7.0%. All three outperformed their peer-group averages. Generally declining interest rates in the municipal bond market translated into lower yields for the funds at the fiscal year-end.

THE INVESTMENT ENVIRONMENT

Although growth was subdued in the first half of the period, the economy ground into gear as the fiscal year progressed. In the third quarter of calendar 2003, the nation's gross domestic product expanded at an annualized rate of 8.2%, a 20-year high. The job market, which was notably weak for much of the period, also began to improve. From September to November, the unemployment rate dropped
0.2 percentage point to 5.9%. Despite signs of economic acceleration, inflation remained remarkably tame. The Consumer Price Index rose just 1.8% in the 12 months ended November 30. The "core" CPI, which excludes volatile food and energy prices, was up just 1.1%.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The advisor believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a relatively high level of current income that is exempt from federal and California income taxes by investing in high-quality securities issued by California state, county, and municipal governments.
--------------------------------------------------------------------------------

Amid the murky economic picture for much of the year, the Federal Reserve Board stood pat, at least until June, when it cut its target for the federal funds rate--the rate banks charge one another for overnight loans--by 25 basis points (0.25 percentage point) to 1.00%. As the year came to a close with the abundance of rosy reports, the Fed kept its target unchanged, though it did acknowledge that growth was accelerating. The Fed's cautious stance reflects its assessment that the economy's "upside" and "downside" prospects are roughly equal. Our view is that the economy will continue to expand, potentially raising interest rates.

GOOD RELATIVE VALUE MEANT A SOLID YEAR FOR MUNIS

Interest rates were volatile in both the municipal and U.S. Treasury markets, though the yields in each group generally moved in opposite directions. The yield of the 10-year Treasury note began the fiscal year at 4.21%, fell to a low of 3.11% on June 13, then rebounded to finish the period at 4.33%.

By contrast, the yield of the 10-year AAA general-obligation municipal bond fell during the year, declining 32 basis points to end the period at 3.55%. (On June 13, it was 2.85%.) The tables below display 12-month changes in the yield curves of the municipal and Treasury markets. Both curves steepened, meaning that the difference between the yields of shorter- and longer-term securities increased.

As the interest rate movements suggest, municipal bonds outperformed Treasuries; the declining yields meant higher prices for municipals. The low level of new municipal issuance nationwide and unusually good municipal bond values at the start of the fiscal year help explain the strong overall performance.

----------------------------------------------------------------
YIELDS OF MUNICIPAL BONDS
(AAA-RATED GENERAL-OBLIGATION ISSUES)
                                                          CHANGE
MATURITY        NOV. 30, 2002    NOV. 30, 2003    (BASIS POINTS)
----------------------------------------------------------------
2 years                 1.70%            1.40%               -30
5 years                 2.75             2.39                -36
10 years                3.87             3.55                -32
30 years                5.01             4.72                -29
----------------------------------------------------------------
Source: The Vanguard Group.


----------------------------------------------------------------
YIELDS OF U.S. TREASURY SECURITIES
                                                          CHANGE
MATURITY        NOV. 30, 2002    NOV. 30, 2003    (BASIS POINTS)
----------------------------------------------------------------
2 years                 2.06%            2.04%                -2
5 years                 3.27             3.35                 +8
10 years                4.21             4.33                +12
30 years                5.04             5.13                 +9
----------------------------------------------------------------
Source: The Vanguard Group.

From January to November, the supply of new municipal bonds nationally rose 4.6% from the same period a year earlier. If taxable municipal bonds are excluded, however, supply increased just 1.2%. (During the year, the majority of taxable muni bonds were issued to help state and local governments fund shortfalls in their pension plans. The Vanguard California funds own no taxable municipal debt.) California, however, bucked the national trend. New issuance in the state, including taxable debt, increased by a relatively high 16.2%, which can put pressure on the price of California's existing debt.

Of all the municipal markets, California's was perhaps the most newsworthy during the past year. Gray Davis, the governor of California, was recalled and replaced by voters with movie star Arnold Schwarzenegger. Shortly after his inauguration, Governor Schwarzenegger unveiled his "California Recovery Plan," part of which sought the issuance of $15 billion of additional debt to fill the state's 2003 and 2004 budget deficits.

In December, Moody's downgraded California's general-obligation debt one notch to Baa1, toward the lower end of investment-grade status. Standard & Poor's currently rates California at BBB, also at the lower end of investment-grade. We continue to monitor the situation closely.

Despite the political and fiscal dramas, California debt--and the municipal market generally--benefited from investors' recognition of tax-exempt securities' "cheapness" relative to Treasuries. At the beginning of the fiscal year, a 10-year AAA general-obligation municipal bond yielded 92% of what a 10-year Treasury note paid--high by historical levels. By year-end, with muni prices rising and Treasury prices declining, this ratio had declined to a more normal 82%.

LOW EXPENSES HELP ENSURE THAT OUR QUALITY STAYS HIGH

Despite the decline in longer-term interest rates, we elected not to stretch for yield in even longer maturities. In fact, we trimmed the Intermediate- and Long-Term Tax-Exempt Funds' durations (a measure of interest rate sensitivity). We don't consider the slightly higher yields available on longer-term bonds sufficient compensation for the risk that interest rates will rise in the coming year.

We made few changes to the funds' credit profiles, keeping them at their customarily high level of quality. (Although the rating agencies downgraded California debt, our Intermediate- and Long-Term portfolios have more than 80% of assets in bonds receiving the highest ratings.) The Tax-Exempt Money Market Fund maintained its exceptionally high-quality portfolio as well: Our dollar-weighted credit rating on November 30 was MIG-1, the highest rating in a pool of high-quality securities. We extended the Tax-Exempt Money Market Fund's average maturity slightly during the year to take advantage of the opportunity to earn slightly higher income without incurring meaningful additional risk. In all three funds, our ability to maintain a high-quality portfolio while delivering higher returns than competing funds is a reflection of Vanguard's low expense ratios. There's no need to compromise quality in a quest for yield.

As municipal bond yields have declined, the always significant benefit of low expenses has become even more apparent. An expense ratio of 1.2% (typical among long-term tax-exempt funds) consumes almost one-fourth of the income generated by a bond portfolio yielding 5%. When market yields fall to 3.5%, the typical expense ratio looms much larger, consuming one-third of the available income.

Robert F. Auwaerter,  PRINCIPAL
Christopher M. Ryon, PRINCIPAL
Pamela Wisehaupt Tynan, PRINCIPAL
Kathryn Allen, PRINCIPAL
Reid O. Smith, PRINCIPAL

VANGUARD FIXED INCOME GROUP
DECEMBER 17, 2003

FUND PROFILES
AS OF 11/30/2003

These Profiles provide snapshots of each fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 14.

CALIFORNIA TAX-EXEMPT
MONEY MARKET FUND
--------------------------------------
FINANCIAL ATTRIBUTES

Yield                             0.9%
Average Weighted Maturity      54 days
Average Quality                  MIG-1
Expense Ratio                    0.17%
--------------------------------------

-----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

MIG-1/SP-1+                                 70%
A-1/P-1                                      28
AAA                                           2
-----------------------------------------------
Total                                      100%
-----------------------------------------------

                                             VISIT OUR  WEBSITE AT  VANGUARD.COM
                                     FOR  REGULARLY  UPDATED  FUND  INFORMATION.

CALIFORNIA INTERMEDIATE-TERM
TAX-EXEMPT FUND
----------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                         COMPARATIVE       BROAD
                                 FUND         INDEX*     INDEX**
----------------------------------------------------------------
Number of Issues                  531          5,498      47,482
Yield                                           --            --
Investor Shares                  3.0%
Admiral Shares                   3.1%
Yield to Maturity               3.0%+             --          --
Average Coupon                   4.8%           5.2%        5.2%
Average Effective Maturity  5.2 years      6.9 years  13.8 years
Average Quality                   AAA            AA+         AA+
Average Duration            4.3 years      5.4 years   8.1 years
Expense Ratio                                     --          --
  Investor Shares               0.17%
  Admiral Shares                0.11%
Short-Term Reserves                9%             --          --
----------------------------------------------------------------

------------------------------
DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
------------------------------
AAA                        82%
AA                          4
A                          10
BBB                         4
------------------------------
Total                     100%
------------------------------

-------------------------
INVESTMENT FOCUS

CREDIT QUALITY       HIGH
AVERAGE MATURITY   MEDIUM
-------------------------

------------------------------------------------------------
VOLATILITY MEASURES
                            COMPARATIVE                BROAD
                     FUND        INDEX*      FUND    INDEX**
------------------------------------------------------------
R-Squared            0.94          1.00      0.94       1.00
Beta                 1.02          1.00      1.04       1.00
------------------------------------------------------------

-----------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
Under 1 Year                          10%
1-5 Years                             31
5-10 Years                            54
10-20 Years                            5
-----------------------------------------
Total 100%
-----------------------------------------

*Lehman 7 Year Municipal Bond Index.
**Lehman Municipal Bond Index.
+Before expenses.

CALIFORNIA LONG-TERM
TAX-EXEMPT FUND
----------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                         COMPARATIVE       BROAD
                                 FUND         INDEX*     INDEX**
----------------------------------------------------------------
Number of Issues                  340          9,054      47,482
Yield                                             --          --
  Investor Shares                3.6%
  Admiral Shares                 3.6%
Yield to Maturity               3.6%+             --          --
Average Coupon                   4.1%           5.2%        5.2%
Average Effective Maturity  7.4 years      9.9 years  13.8 years
Average Quality                   AAA            AA+         AA+
Average Duration            6.0 years      7.0 years   8.1 years
Expense Ratio                                     --          --
  Investor Shares               0.17%
  Admiral Shares                0.11%
Short-Term Reserves                8%             --          --
----------------------------------------------------------------


------------------------------
DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)

AAA                        83%
AA                          3
A                           9
BBB                         5
------------------------------
Total                     100%
------------------------------

------------------------------
INVESTMENT FOCUS

CREDIT QUALITY            HIGH
AVERAGE MATURITY          LONG
------------------------------

------------------------------------------------------------
VOLATILITY MEASURES
                            COMPARATIVE                BROAD
                     FUND        INDEX*      FUND    INDEX**
------------------------------------------------------------
R-Squared            0.94          1.00      0.96       1.00
Beta                 1.08          1.00      1.24       1.00
------------------------------------------------------------

-----------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                           9%
1-5 Years                             23
5-10 Years                            45
10-20 Years                           20
20-30 Years                            3
-----------------------------------------
Total                                100%
-----------------------------------------

*Lehman 10 Year Municipal Bond Index.
**Lehman Municipal Bond Index.
+Before expenses.

                                               VISIT OUR WEBSITE AT VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE EFFECTIVE MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES
AS OF 11/30/2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the funds. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the California Tax-Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. For bond funds, both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The annualized yield shown for the money market fund reflects the current earnings of the fund more closely than does the total return.


CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
-----------------------------------------------------------
CUMULATIVE PERFORMANCE NOVEMBER 30, 1993-NOVEMBER 30, 2003

[MOUNTAIN CHART]

-----------------------------------------------------------
                            CALIFORNIA   AVERAGE CALIFORNIA
                            TAX-EXEMPT           TAX-EXEMPT
MONTH          YEAR  MONEY MARKET FUND    MONEY MARKET FUND
-----------------------------------------------------------
November       1993              10000                10000
February       1994              10054                10047
May            1994              10114                10099
August         1994              10180                10156
November       1994              10259                10226
February       1995              10353                10308
May            1995              10453                10400
August         1995              10544                10480
November       1995              10638                10562
February       1996              10728                10643
May            1996              10815                10721
August         1996              10902                10793
November       1996              10992                10870
February       1997              11080                10947
May            1997              11175                11032
August         1997              11270                11113
November       1997              11366                11196
February       1998              11456                11275
May            1998              11552                11362
August         1998              11637                11435
November       1998              11719                11505
February       1999              11794                11570
May            1999              11877                11645
August         1999              11958                11717
November       1999              12045                11781
February       2000              12133                11862
May            2000              12239                11959
August         2000              12349                12058
November       2000              12460                12143
February       2001              12552                12227
May            2001              12647                12312
August         2001              12722                12376
November       2001              12780                12407
February       2002              12822                12439
May            2002              12869                12476
August         2002              12908                12506
November       2002              12950                12520
February       2003              12982                12544
May            2003              13017                12571
August         2003              13041                12589
November       2003              13068                12587
-----------------------------------------------------------

-------------------------------------------------------------------------------------------

                                              AVERAGE ANNUAL TOTAL RETURNS
                                            PERIODS ENDED NOVEMBER 30, 2003
                                           -----------------------------------  FINAL VALUE
                                                     ONE     FIVE     TEN      OF A $10,000
                                                    YEAR    YEARS   YEARS        INVESTMENT
-------------------------------------------------------------------------------------------
California Tax-Exempt Money Market Fund            0.91%    2.20%   2.71%           $13,068
Average California Tax-Exempt Money Market Fund*   0.53     1.81    2.33             12,587
-------------------------------------------------------------------------------------------

-----------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1993-NOVEMBER 30, 2003
-----------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT     AVERAGE
                MONEY MARKET FUND       FUND*
FISCAL                      TOTAL       TOTAL
  YEAR                     RETURN      RETURN
-----------------------------------------------------------------
1994                         2.6%        2.3%
1995                         3.7         3.3
1996                         3.3         2.9
1997                         3.4         3.0
1998                         3.1         2.8
1999                         2.8         2.4
2000                         3.4         3.1
2001                         2.6         2.2
2002                         1.3         0.9
2003                         0.9         0.5
-----------------------------------------------------------------
SEC 7-DAY ANNUALIZED YIELD (11/30/2003): 0.91%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

-----------------------------------------------------------------------------------------
                                                                         TEN YEARS
                                                    ONE    FIVE      -----------------
                                  INCEPTION DATE   YEAR   YEARS   CAPITAL  INCOME   TOTAL

-----------------------------------------------------------------------------------------
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND 6/1/1987  1.00%   2.27%     0.00%   2.74%   2.74%
-----------------------------------------------------------------------------------------

*Returns for Average California Tax-Exempt Money Market Fund are derived from data provided by Lipper Inc.
Note: See FINANCIAL HIGHLIGHTS table on page 53 for dividend information.

CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE MARCH 4, 1994-NOVEMBER 30, 2003

[MOUNTAIN CHART]

-------------------------------------------------------------------------------------------
                              CALIFORNIA                                 AVERAGE CALIFORNIA
                       INTERMEDIATE-TERM          LEHMAN   LEHMAN 7 YEAR       INTERMEDIATE
                              TAX-EXEMPT  MUNICIPAL BOND  MUNICIPAL BOND          MUNICIPAL
MONTH        YEAR   FUND INVESTOR SHARES           INDEX           INDEX          DEBT FUND
-------------------------------------------------------------------------------------------
March        1994                  10000           10000           10000              10000
May          1994                  10142            9758            9853              10039
August       1994                  10313            9910           10026              10189
November     1994                   9981            9418            9687               9813
February     1995                  10538           10188           10244              10349
May          1995                  10895           10647           10654              10730
August       1995                  11044           10789           10908              10879
November     1995                  11367           11198           11166              11171
February     1996                  11539           11314           11295              11295
May          1996                  11436           11133           11148              11180
August       1996                  11668           11354           11333              11352
November     1996                  12095           11856           11751              11731
February     1997                  12175           11937           11855              11779
May          1997                  12314           12055           11909              11909
August       1997                  12603           12404           12215              12180
November     1997                  12810           12706           12461              12361
February     1998                  13113           13028           12757              12639
May          1998                  13216           13186           12870              12761
August       1998                  13528           13477           13146              13007
November     1998                  13766           13692           13370              13191
February     1999                  13902           13829           13517              13291
May          1999                  13865           13802           13478              13283
August       1999                  13711           13544           13343              13096
November     1999                  13803           13545           13433              13120
February     2000                  13873           13541           13401              13144
May          2000                  13999           13684           13510              13304
August       2000                  14791           14461           14169              13954
November     2000                  14907           14653           14313              14027
February     2001                  15422           15212           14852              14482
May          2001                  15415           15345           15006              14556
August       2001                  16043           15935           15498              15097
November     2001                  16016           15936           15476              15054
February     2002                  16348           16252           15844              15317
May          2002                  16454           16344           15970              15425
August       2002                  17013           16930           16562              15881
November     2002                  16958           16943           16562              15798
February     2003                  17411           17498           17141              16146
May          2003                  17971           18037           17671              16580
August       2003                  17437           17461           17145              16100
November     2003                  17938           18071           17717              16540
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

                                              AVERAGE ANNUAL TOTAL RETURNS
                                            PERIODS ENDED NOVEMBER 30, 2003
                                           -----------------------------------  FINAL VALUE
                                                     ONE     FIVE     TEN      OF A $10,000
                                                    YEAR    YEARS   YEARS        INVESTMENT
-------------------------------------------------------------------------------------------
California Intermediate-Term Tax-Exempt
   Fund Investor Shares                            5.78%    5.44%   6.18%           $17,938
Lehman Municipal Bond Index                        6.65     5.71    6.26             18,071
Lehman 7 Year Municipal Bond Index                 6.97     5.79    6.05             17,717
Average California Intermediate Municipal
   Debt Fund**                                     4.70     4.63    5.30             16,540
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     FINAL VALUE
                                               ONE        SINCE    OF A $250,000
                                              YEAR   INCEPTION*       INVESTMENT
--------------------------------------------------------------------------------
California Intermediate-Term Tax-Exempt
  Fund Admiral Shares                        5.84%        4.75%         $274,969
Lehman Municipal Bond Index                  6.65         5.55           279,244
Lehman 7 Year Municipal Bond Index           6.97         5.93           281,329
--------------------------------------------------------------------------------

-------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) MARCH 4, 1994-NOVEMBER 30, 2003
-------------------------------------------------------------

               CALIFORNIA INTERMEDIATE-TERM
            TAX-EXEMPT FUND INVESTOR SHARES    LEHMAN+
FISCAL      CAPITAL     INCOME        TOTAL      TOTAL
YEAR         RETURN     RETURN       RETURN     RETURN
-------------------------------------------------------------
1994          -3.6%       3.4%        -0.2%      -3.1%
1995           8.3        5.6         13.9       15.3
1996           1.3        5.1          6.4        5.2
1997           1.0        4.9          5.9        6.0
1998           2.7        4.8          7.5        7.3
1999          -4.1        4.4          0.3        0.5
2000           3.0        5.0          8.0        6.6
2001           2.8        4.6          7.4        8.1
2002           1.5        4.4          5.9        7.0
2003           1.7        4.1          5.8        7.0
-------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2003

THIS TABLE PRESENTS AVERAGE ANNUAL TOTAL RETURNS THROUGH THE LATEST CALENDAR QUARTER--RATHER THAN THROUGH THE END OF THE FISCAL PERIOD. SECURITIES AND EXCHANGE COMMISSION RULES REQUIRE THAT WE PROVIDE THIS INFORMATION.

--------------------------------------------------------------------------------
                                                             SINCE INCEPTION
                                              ONE   FIVE  ----------------------
                           INCEPTION DATE    YEAR  YEARS  CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
California Intermediate-Term Tax-Exempt Fund
  Investor Shares                3/4/1994   2.44%  5.37%    1.49%   4.75%  6.24%
  Admiral Shares               11/12/2001   2.50   4.91*      --      --    --
--------------------------------------------------------------------------------
*Returns since inception: for Investor Shares, March 4, 1994; for Admiral Shares, November 12, 2001.
**Derived from data provided by Lipper Inc.
+Lehman 7 Year Municipal Bond Index.
Note: See FINANCIAL HIGHLIGHTS tables on page 54 for dividend and capital gains information.

CALIFORNIA LONG-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE NOVEMBER 30, 1993-NOVEMBER 30, 2003

[MOUNTAIN CHART]

---------------------------------------------------------------------------------------
                          CALIFORNIA                                 AVERAGE CALIFORNIA
                           LONG-TERM          LEHMAN  LEHMAN 10 YEAR       INTERMEDIATE
                     TAX-EXEMPT FUND  MUNICIPAL BOND  MUNICIPAL BOND          MUNICIPAL
MONTH        YEAR    INVESTOR SHARES           INDEX           INDEX         DEBT FUND*
---------------------------------------------------------------------------------------
November     1993              10000           10000           10000              10000
February     1994              10095           10060           10055              10046
May          1994               9823            9817            9856               9617
August       1994               9990            9970           10017               9747
November     1994               9412            9475            9554               9158
February     1995              10386           10250           10260              10043
May          1995              10794           10711           10741              10467
August       1995              10806           10854           10978              10439
November     1995              11305           11265           11326              11023
February     1996              11444           11382           11463              11105
May          1996              11200           11200           11249              10799
August       1996              11479           11422           11465              11046
November     1996              12086           11927           11967              11609
February     1997              12086           12009           12073              11589
May          1997              12240           12128           12169              11693
August       1997              12578           12478           12526              12023
November     1997              12874           12782           12811              12349
February     1998              13216           13107           13157              12617
May          1998              13362           13266           13297              12732
August       1998              13695           13558           13600              12998
November     1998              13944           13774           13850              13255
February     1999              14100           13912           13979              13289
May          1999              14028           13885           13911              13201
August       1999              13673           13625           13693              12809
November     1999              13635           13627           13792              12747
February     2000              13742           13623           13771              12727
May          2000              13914           13766           13886              12869
August       2000              14934           14548           14685              13705
November     2000              15150           14741           14847              13920
February     2001              15697           15304           15418              14348
May          2001              15635           15438           15524              14317
August       2001              16407           16031           16102              15022
November     2001              16323           16032           16068              15032
February     2002              16590           16350           16429              15163
May          2002              16666           16442           16543              15142
August       2002              17281           17032           17192              15654
November     2002              17198           17045           17141              15648
February     2003              17763           17604           17723              16013
May          2003              18458           18146           18375              16527
August       2003              17716           17566           17670              15867
November     2003              18393           18179           18320              16523
---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

                                              AVERAGE ANNUAL TOTAL RETURNS
                                            PERIODS ENDED NOVEMBER 30, 2003
                                           -----------------------------------  FINAL VALUE
                                                     ONE     FIVE     TEN      OF A $10,000
                                                    YEAR    YEARS   YEARS        INVESTMENT
-------------------------------------------------------------------------------------------
California Long-Term Tax-Exempt
 Fund Investor Shares                              6.95%    5.69%   6.28%           $18,393
Lehman Municipal Bond Index                        6.65     5.71    6.16             18,179
Lehman 10 Year Municipal Bond Index                6.88     5.75    6.24             18,320
Average California Municipal Debt Fund*            5.59     4.51    5.15             16,523
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     FINAL VALUE
                                               ONE        SINCE    OF A $250,000
                                              YEAR   INCEPTION*       INVESTMENT
--------------------------------------------------------------------------------
California Long-Term Tax-Exempt Fund
  Admiral Shares                             7.01%        4.92%         $275,857
Lehman Municipal Bond Index                  6.65         5.55           279,244
Lehman 10 Year Municipal Bond Index          6.88         5.57           279,369
--------------------------------------------------------------------------------

-----------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1993-NOVEMBER 30, 2003
-----------------------------------------------------------------
                 CALIFORNIA LONG-TERM
            TAX-EXEMPT FUND INVESTOR SHARES    LEHMAN+
FISCAL      CAPITAL     INCOME        TOTAL      TOTAL
YEAR         RETURN     RETURN       RETURN     RETURN
------------------------------------------------------------------
1994         -11.0%       5.1%       -5.9%       -4.5%
1995          13.6        6.5         20.1       18.6
1996           1.3        5.6          6.9        5.7
1997           1.1        5.4          6.5        7.1
1998           3.1        5.2          8.3        8.1
1999          -7.0        4.8         -2.2       -0.4
2000           5.5        5.6         11.1        7.7
2001           2.6        5.1          7.7        8.2
2002           0.5        4.9          5.4        6.7
2003           2.2        4.8          7.0        6.9
-------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2003

THIS TABLE PRESENTS AVERAGE ANNUAL TOTAL RETURNS THROUGH THE LATEST CALENDAR QUARTER--RATHER THAN THROUGH THE END OF THE FISCAL PERIOD. SECURITIES AND EXCHANGE COMMISSION RULES REQUIRE THAT WE PROVIDE THIS INFORMATION.

--------------------------------------------------------------------------------
                                                             SINCE INCEPTION
                                              ONE   FIVE  ----------------------
                           INCEPTION DATE    YEAR  YEARS  CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
California Long-Term Tax-Exempt Fund
  Investor Shares                4/7/1986   2.75%  5.54%    0.78%   5.29%  6.07%
  Admiral Shares               11/12/2001   2.81  4.98**      --      --     --
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.; based on the Average California Insured Municipal Debt Fund through March 31, 2002, and the Average California Municipal Debt Fund thereafter.
**Return since inception on November 12, 2001.
+Lehman 10 Year Municipal Bond Index.
Note: See FINANCIAL HIGHLIGHTS tables on page 55 for dividend and capital gains information.

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in your fund, using the fund's actual return and operating expenses for the fiscal year ended November 30, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for each fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                                    COST OF $10,000           FUND   PEER GROUP*
                                 INVESTMENT IN FUND  EXPENSE RATIO EXPENSE RATIO
--------------------------------------------------------------------------------
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND         $17          0.17%         0.59%
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND
  Investor Shares                                17          0.17          0.80
  Admiral Shares                                 11          0.11            --
CALIFORNIA LONG-TERM TAX-EXEMPT FUND
  Investor Shares                                18          0.17          1.07
  Admiral Shares                                 11          0.11            --
--------------------------------------------------------------------------------
     *Peergroups are: for the Tax-Exempt Money Market Fund, the Average California Tax-Exempt Money Market Fund; for the Intermediate-Term Tax-Exempt Fund, the Average California Intermediate Municipal Debt Fund; for the Long-Term Tax-Exempt Fund, the Average California Municipal Debt Fund.
The calculations assume no shares were sold. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratios capture data through year-end 2002.

You can find more information about the funds' expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the funds' prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS
AS OF 11/30/2004

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of TOTAL MUNICIPAL BONDS to calculate the fund's NET ASSETS. Finally, NET ASSETS are divided by the outstanding shares of the fund to arrive at its share price, or NET ASSET VALUE (NAV) PER SHARE.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. UNDISTRIBUTED NET INVESTMENT INCOME is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of PAID-IN CAPITAL (money invested by shareholders). The balance shown for ACCUMULATED NET REALIZED GAINS usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any ACCUMULATED NET REALIZED LOSSES, and any cumulative excess of distributions over net realized gains, will appear as negative balances. UNREALIZED APPRECIATION (DEPRECIATION) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


-------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE     MARKET
                                                                                            MATURITY    AMOUNT     VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                                   COUPON                DATE     (000)      (000)
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.3%)
-------------------------------------------------------------------------------------------------------------------------
ABAG Finance Auth. for Non-Profit Corp. California
  (Computer History Museum)  VRDO                                          1.07%       12/8/2003 LOC    $6,700     $6,700
ABAG Finance Auth. for Non-Profit Corp. California
  (Valley Christian Schools) VRDO                                          1.10%       12/8/2003 LOC    11,000     11,000
Alameda-Contra Costa CA School Financing Auth.
  (Capital Improvement Financing Pooled Project) COP VRDO                  1.15%       12/8/2003 LOC     4,065      4,065
Anaheim CA Public Improvement Corp. Lease COP VRDO                         1.04%       12/8/2003 (2)    25,180     25,180
California Dept. of Water Resources Water System Rev.
  (Central Valley) TOB VRDO                                                1.14%       12/8/2003(3)*    17,050     17,050
California Dept. of Water Resources Water System Rev.
  (Central Valley) TOB VRDO                                                1.15%       12/8/2003*       16,435     16,435
California Educ. Fac. Auth. Rev.
  (California Institute of Technology) TOB VRDO                            1.13%       12/8/2003*       13,000     13,000
California Educ. Fac. Auth. Rev.
  (California Institute of Technology) TOB VRDO                            1.13%       12/8/2003*        8,415      8,415
California Educ. Fac. Auth. Rev. (Pepperdine Univ.) VRDO                   1.10%       12/8/2003         4,255      4,255
California Educ. Fac. Auth. Rev. (Stanford Univ.) CP                       0.90%        1/7/2004         6,000      6,000
California Educ. Fac. Auth. Rev. (Stanford Univ.) CP                       0.85%       1/16/2004         9,500      9,500
California Educ. Fac. Auth. Rev. (Stanford Univ.) CP                       0.87%       2/12/2004        19,000     19,000
California Educ. Fac. Auth. Rev. (Stanford Univ.) TOB VRDO                 1.12%      12/8/2003*        11,175     11,175
California Educ. Fac. Auth. Rev. (Stanford Univ.) VRDO                     1.10%       12/8/2003         7,565      7,565
California Educ. Fac. Auth. Rev. (Stanford Univ.) VRDO                     1.10%       12/8/2003         4,580      4,580
California Educ. Fac. Auth. Rev. (Stanford Univ.) VRDO                     1.10%       12/8/2003         9,000      9,000
California Educ. Fac. Auth. Rev. (Univ. of San Francisco) VRDO             1.10%       12/8/2003 LOC     6,500      6,500
California Educ. Fac. Auth. Rev.
  (Univ. of Southern /19/200 4,600 California) PUT                         1.05%      03/19/2004        14,600     14,600


----------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE     MARKET
                                                                                            MATURITY       AMOUNT     VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                                   COUPON                DATE        (000)      (000)
----------------------------------------------------------------------------------------------------------------------------
California GO                                                              5.70%        8/1/2004(Prere.)  $16,500    $17,333
California GO                                                              5.75%        8/1/2004(3)(Prere.)14,145     14,868
California GO RAN                                                          2.00%        6/23/2003LOC       75,000     75,389
California GO TOB VRDO                                                     1.13%       12/8/2003(10)       23,905     23,905
California GO TOB VRDO                                                     1.13%       12/8/2003(4)*       24,380     24,380
California GO TOB VRDO                                                     1.15%       12/8/2003(2)*        5,250      5,250
California GO TOB VRDO                                                     1.16%       12/8/2003(10)*       4,995      4,995
California GO TOB VRDO                                                     1.17%       12/8/2003(4)*       66,975     66,975
California GO TOB VRDO                                                     1.20%       12/8/2003(2)*       19,500     19,500
California GO VRDO                                                         1.05%       12/1/2003 LOC        4,100      4,100
California GO VRDO                                                         1.05%       12/1/2003 LOC        3,400      3,400
California GO VRDO                                                         1.10%       12/1/2003 LOC       11,250     11,250
California GO VRDO                                                         1.12%       12/8/2003 LOC        5,200      5,200
California Health Fac. Finance Auth. Rev.
  (Adventist Health System West Sutter Health) VRDO                        1.10%       12/8/2003 LOC       20,900     20,900
California Health Fac. Finance Auth. Rev.
  (Adventist Health System West Sutter Health) VRDO                        1.22%       12/8/2003 LOC        7,800      7,800
California Health Fac. Finance Auth. Rev.
  (Catholic Healthcare West) VRDO                                          1.12%       12/8/2003(1)         7,300      7,300
California Health Fac. Finance Auth. Rev.
  (Memorial Health Services) VRDO                                          1.12%       12/8/2003           42,220     42,220
California Housing Finance Agency Home Mortgage Rev.
  (Multi-Family Housing III) VRDO                                          1.15%       12/1/2003            6,085      6,085
California Housing Finance Agency Home Mortgage Rev.
  (Multi-Family Housing III) VRDO                                          1.05%       12/8/2003            5,800      5,800
California Housing Finance Agency Home Mortgage Rev.
  (Multi-Family Housing III) VRDO                                          1.12%       12/8/2003           57,135     57,135
California Housing Finance Agency Home Mortgage Rev. PUT                   1.08%        2/4/2004           30,000     30,000
California Housing Finance Agency Home Mortgage Rev. PUT                   1.15%        8/1/2004           51,000     51,000
California Housing Finance Agency
  Home Mortgage Rev. VRDO                                                  1.02%       12/1/2003              600        600
California Housing Finance Agency
  Home Mortgage Rev. VRDO                                                  1.10%       12/1/2003           10,000     10,000
California Housing Finance Agency
  Home Mortgage Rev. VRDO                                                  1.15%       12/1/2003(4)         4,500      4,500
California Housing Finance Agency
  Home Mortgage Rev. VRDO                                                  1.10%       12/8/2003(4)        10,000     10,000
California Housing Finance Agency
  Home Mortgage Rev. VRDO                                                  1.10%       12/8/2003(1)        16,800     16,800
California Housing Finance Agency
  Home Mortgage Rev. VRDO                                                  1.10%       12/8/2003(4)        25,000     25,000
California Housing Finance Agency
  Home Mortgage Rev. VRDO                                                  1.15%       12/8/2003(4)         5,000      5,000
California Housing Finance Agency
  Home Mortgage Rev. VRDO                                                  1.15%       12/8/2003(4)         5,000      5,000
California Infrastructure & Econ. Dev. Bank
  (Bay Area Toll) TOB VRDO                                                 1.13%      12/8/2003(2)*        21,000     21,000
California Infrastructure & Econ. Dev. Bank
  (J Paul Getty Trust) CP                                                  0.85%      12/19/2003            6,000      6,000
California Infrastructure & Econ. Dev. Bank
  (J Paul Getty Trust) PUT                                                 1.00%       5/13/2004           10,000     10,000



-------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE     MARKET
                                                                                            MATURITY    AMOUNT     VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                                   COUPON                DATE     (000)      (000)
-------------------------------------------------------------------------------------------------------------------------
California Infrastructure & Econ. Dev. Bank
  (J Paul Getty Trust) PUT                                                 1.00%       5/13/2004        $5,000     $5,000
California Infrastructure & Econ. Dev. Bank
  (J Paul Getty Trust) PUT                                                 1.00%       5/13/2004        40,000     40,000
California Infrastructure & Econ. Dev. Bank Rev. VRDO                      1.05%       12/1/2003(2)     15,750     15,750
California Public Works Board Lease Rev.
  (California State Univ.) TOB VRDO                                        1.13%       12/8/2003(2)*     4,200      4,200
California State Dept. Water Resources
  Power Supply Rev. TOB VRDO                                               1.13%       12/8/2003(10)*   26,340     26,340
California State Dept. Water Resources
  Power Supply Rev. TOB VRDO                                               1.13%       12/8/2003(10)*    5,790      5,790
California State Dept. Water Resources
  Power Supply Rev. VRDO                                                   1.05%       12/1/2003 LOC    19,300     19,300
California State Dept. Water Resources
  Power Supply Rev. VRDO                                                   1.08%       12/1/2003 LOC     2,700      2,700
California State Dept. Water Resources
  Power Supply Rev. VRDO                                                   1.08%       12/1/2003 LOC     7,200      7,200
California State Dept. Water Resources
  Power Supply Rev. VRDO                                                   1.10%       12/1/2003 LOC     1,000      1,000
California State Dept. Water Resources
  Power Supply Rev. VRDO                                                   1.07%       12/8/2003 LOC    60,500     60,500
California State Dept. Water Resources
  Power Supply Rev. VRDO                                                   1.10%       12/8/2003 LOC    40,000     40,000
California State Dept. Water Resources
  Power Supply Rev. VRDO                                                   1.12%       12/8/2003 LOC    20,000     20,000
California State Dept. Water Resources
  Power Supply Rev. VRDO                                                   1.12%       12/8/2003 LOC    26,900     26,900
California Statewide Community Dev. Auth. Multifamily Rev.
  (Canyon Creek Apartments) VRDO                                           1.13%       12/8/2003 LOC    28,800     28,800
California Statewide Community Dev. Auth. Multifamily Rev.
  (Knoll Apartments) VRDO                                                  1.14%       12/8/2003 LOC    12,715     12,715
California Statewide Community Dev. Auth. Multifamily Rev.
  (Valley Palms Apartments) VRDO                                           1.14%       12/8/2003 LOC    13,500     13,500
California Statewide Community Dev. Auth. Multifamily Rev.
  (Wilshire Court Apartments) PUT                                          0.95%       1/23/2004        32,500     32,500
California Statewide Community Dev. Auth. Rev.
  (Children's Hosp. of Los Angeles) VRDO                                   1.04%       12/8/2003(2)     15,000     15,000
California Statewide Community Dev. Auth. Rev.
  (Children's Hosp. of Los Angeles) VRDO                                   1.04%       12/8/2003        15,000     15,000
California Statewide Community Dev. Auth. Rev.
  (Kaiser Permanente) VRDO                                                 1.10%       12/8/2003        20,000     20,000
Clovis CA USD TRAN                                                         1.50%       6/30/2004        20,000     20,069
Conejo Valley CA USD TRAN                                                  1.75%       6/30/2004        16,500     16,580
Contra Costa CA Housing Finance Agency
  Home Mortgage Rev. (Park Regency) VRDO                                   1.12%       12/8/2003 LOC    22,500     22,500
Contra Costa CA Water Dist. Rev. TOB VRDO                                  1.12%       12/8/2003(4)*     5,640      5,640
Dublin San Ramon Services Dist. California Sewer COP VRDO                  1.10%       12/8/2003(1)     27,535     27,535
East Bay CA Muni. Util. Dist. WasteWater System Rev. VRDO                  1.10%       12/8/2003(10)    15,000     15,000
East Bay CA Muni. Util. Dist. Water System Rev. CP                         1.07%        3/8/2004         6,000      6,000
East Bay CA Muni. Util. Dist. Water System Rev. VRDO                       1.10%       12/8/2003(4)     35,900     35,900
Fontana CA USD (School Fac. Bridge Funding Program)
  COP VRDO                                                                 1.05%       12/8/2003(4)      9,740      9,740


-------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE     MARKET
                                                                                            MATURITY    AMOUNT     VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                                   COUPON                DATE     (000)      (000)
-------------------------------------------------------------------------------------------------------------------------
Fresno CA Sewer Rev. VRDO                                                  1.07%       12/8/2003(3)    $27,750    $27,750
Irvine CA Assessment Dist. Improvement Bonds
  (Oak Creek) VRDO                                                         1.07%       12/1/2003 LOC     1,757      1,757
Irvine CA Assessment Dist. Improvement Bonds VRDO                          1.05%       12/1/2003 LOC     4,300      4,300
Irvine CA Ranch Water Dist. Rev. VRDO                                      1.05%       12/1/2003 LOC     5,000      5,000
Irvine CA Ranch Water Dist. Rev. VRDO                                      1.05%       12/1/2003 LOC    12,500     12,500
Irvine CA Ranch Water Dist. Rev. VRDO                                      1.10%       12/1/2003 LOC     5,500      5,500
Irvine CA USD VRDO                                                         1.05%       12/1/2003 LOC    18,000     18,000
Kern County CA (Public Fac.) VRDO                                          1.07%       12/8/2003 LOC     3,700      3,700
Kern County CA (Public Fac.) VRDO                                          1.07%       12/8/2003 LOC     2,800      2,800
Kern County CA (Public Fac.) VRDO                                          1.07%       12/8/2003 LOC     3,400      3,400
Kern County CA (Public Fac.) VRDO                                          1.07%       12/8/2003 LOC     7,700      7,700
Koch Industries California TOB VRDO                                        1.15%       12/8/2003(2)*    31,942     31,942
Long Beach CA Harbor Rev. TOB VRDO                                         1.13%       12/8/2003(1)*     7,345      7,345
Long Beach CA Harbor Rev. TOB VRDO                                         1.16%       12/8/2003(3)*     6,710      6,710
Long Beach CA Water Rev. CP                                                1.00%      12/11/2003         6,000      6,000
Los Angeles CA Community Redev. Agency Multifamily
  Housing Rev. (Metropolitan Lofts Apartments) VRDO                        1.18%       12/8/2003 LOC    17,750     17,750
Los Angeles CA Convention & Exhibit Center Auth.
  Lease Rev. PUT                                                           0.97%       6/16/2004(2)     15,775     15,775
Los Angeles CA Dept. of Airports International Airport Rev. PUT            1.15%      11/15/2004 LOC    14,000     14,000
Los Angeles CA Dept. of Airports International Airport Rev. PUT            1.15%      11/15/2004 LOC    10,000     10,000
Los Angeles CA Dept. of Airports International Airport Rev. PUT            1.15%      11/15/2004 LOC    14,000     14,000
Los Angeles CA Dept. of Water & Power Rev. TOB VRDO                        1.13%       12/8/2003(1)*     8,350      8,350
Los Angeles CA Dept. of Water & Power Rev. VRDO                            1.11%       12/1/2003           200        200
Los Angeles CA Dept. of Water & Power Rev. VRDO                            1.05%       12/8/2003        20,100     20,100
Los Angeles CA Dept. of Water & Power Rev. VRDO                            1.05%       12/8/2003        26,000     26,000
Los Angeles CA Dept. of Water & Power Rev. VRDO                            1.08%       12/8/2003        15,950     15,950
Los Angeles CA Dept. of Water & Power Rev. VRDO                            1.08%       12/8/2003        18,400     18,400
Los Angeles CA Dept. of Water & Power Rev. VRDO                            1.08%       12/8/2003        23,400     23,400
Los Angeles CA Dept. of Water & Power Rev. VRDO                            1.10%       12/8/2003        15,300     15,300
Los Angeles CA Dept. of Water & Power Rev. VRDO                            1.10%       12/8/2003        28,330     28,330
Los Angeles CA Dept. of Water & Power Rev. VRDO                            1.10%       12/8/2003        47,300     47,300
Los Angeles CA Harbor Dept. CP                                             0.93%      12/11/2003        10,513     10,513
Los Angeles CA Harbor Dept. CP                                             0.85%      12/18/2003        27,140     27,140
Los Angeles CA Harbor Dept. CP                                             1.05%        3/9/2004        10,000     10,000
Los Angeles CA Multifamily Housing Rev. (San Regis) VRDO                   1.14%       12/8/2003 LOC    23,600     23,600
Los Angeles CA TRAN                                                        2.00%       6/30/2004        50,000     50,276
Los Angeles CA USD GO TOB VRDO                                             1.12%       12/8/2003(3)*    11,120     11,120
Los Angeles CA USD GO TOB VRDO                                             1.12%       12/8/2003(1)*     5,420      5,420
Los Angeles CA USD GO TOB VRDO                                             1.12%       12/8/2003(3)*    19,725     19,725
Los Angeles CA USD GO TOB VRDO                                             1.13%       12/8/2003(4)*     6,525      6,525
Los Angeles CA USD GO TOB VRDO                                             1.13%       12/8/2003(1)*     4,900      4,900
Los Angeles CA USD GO TOB VRDO                                             1.14%       12/8/2003(3)*     8,200      8,200
Los Angeles CA USD GO TOB VRDO                                             1.14%       12/8/2003(3)*    16,660     16,660
Los Angeles CA USD TRAN                                                    2.00%        7/1/2004       123,000    123,683
Los Angeles CA Wastewater System Rev. PUT                                  1.25%       12/5/2003(3)     20,000     20,000
Los Angeles CA Wastewater System Rev. PUT                                  1.25%       12/5/2003(3)     10,000     10,000


-------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE     MARKET
                                                                                            MATURITY    AMOUNT     VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                                   COUPON                DATE     (000)      (000)
-------------------------------------------------------------------------------------------------------------------------
Los Angeles CA Wastewater System Rev. PUT                                  1.25%       12/5/2003(3)    $15,000    $15,000
Los Angeles CA Wastewater System Rev. TOB VRDO                             1.13%       12/8/2003(4)*     5,245      5,245
Los Angeles County CA Metro. Transp.
  Auth. Sales Tax Rev. CP                                                  0.90%       12/9/2003 LOC    14,764     14,764
Los Angeles County CA Metro. Transp.
  Auth. Sales Tax Rev. TOB VRDO                                            1.13%       12/8/2003(1)*    10,000     10,000
Los Angeles County CA Metro. Transp.
  Auth. Sales Tax Rev. VRDO                                                1.04%       12/8/2003(3)     43,100     43,100
Los Angeles County CA Metro. Transp.
  Auth. Sales Tax Rev. VRDO                                                1.08%       12/8/2003(1)     73,985     73,985
Los Angeles County CA Pension Obligations VRDO                             1.04%       12/8/2003(2)     35,480     35,480
Los Angeles County CA Pension Obligations VRDO                             1.05%       12/8/2003(2)     16,100     16,100
Los Angeles County CA Schools Pooled
  Financing Program TRAN                                                   1.75%       6/30/2004(4)     17,000     17,081
Los Angeles County CA TRAN                                                 2.00%       6/30/2004        75,000     75,427
Metro. Water Dist. of Southern California Rev. TOB VRDO                    1.10%       12/8/2003*        5,668      5,668
Metro. Water Dist. of Southern California Rev. TOB VRDO                    1.11%       12/8/2003*        5,000      5,000
Metro. Water Dist. of Southern California Rev. TOB VRDO                    1.15%       12/8/2003*       14,995     14,995
Metro. Water Dist. of Southern California Rev. VRDO                        1.05%       12/1/2003         8,700      8,700
Metro. Water Dist. of Southern California Rev. VRDO                        1.05%       12/8/2003        30,100     30,100
Metro. Water Dist. of Southern California Rev. VRDO                        1.05%       12/8/2003        18,300     18,300
Metro. Water Dist. of Southern California Rev. VRDO                        1.05%       12/8/2003        19,000     19,000
Metro. Water Dist. of Southern California Rev. VRDO                        1.07%       12/8/2003        19,300     19,300
Metro. Water Dist. of Southern California Rev. VRDO                        1.07%       12/8/2003         9,900      9,900
Metro. Water Dist. of Southern California Rev. VRDO                        1.10%       12/8/2003         7,900      7,900
Metro. Water Dist. of Southern California Rev. VRDO                        1.10%       12/8/2003         4,800      4,800
Mission Viejo CA Community Dev. Financing Auth.
  (Mission Viejo Mall Improvement) VRDO                                    1.08%       12/8/2003 LOC    30,200     30,200
MSR California Public Power Agency
  (San Juan Project) VRDO                                                  1.07%       12/1/2003(1)     12,250     12,250
Mt. Diablo CA USD TRAN 2.00%11/17/2004 22,000 22,197
Newport Beach CA Rev. (Hoag Memorial Hosp.) VRDO                           1.02%       12/1/2003        25,220     25,220
Newport Beach CA Rev. (Hoag Memorial Hosp.) VRDO                           1.12%       12/1/2003         4,000      4,000
Newport Beach CA Rev. (Hoag Memorial Hosp.) VRDO                           1.12%       12/1/2003         3,000      3,000
Newport Beach CA Rev. (Hoag Memorial Hosp.) VRDO                           1.12%       12/8/2003        25,000     25,000
Newport Beach CA Rev. (Hoag Memorial Hosp.) VRDO                           1.12%       12/8/2003        10,200     10,200
Northern California Power Agency
  (Hydroelectric Project) VRDO                                             1.07%       12/8/2003(1)     34,250     34,250
Oceanside CA Multifamily Housing Rev.
  (Lakeridge Apartments) VRDO                                              1.08%       12/8/2003 LOC    36,940     36,940
Orange County CA Apartment Dev. Rev. VRDO                                  1.08%       12/8/2003 LOC    58,200     58,200
Orange County CA Sanitation Dist. COP VRDO                                 1.07%       12/1/2003           230        230
Orange County CA Sanitation Dist. COP VRDO                                 1.07%       12/1/2003         3,075      3,075
Orange County CA Sanitation Dist. COP VRDO                                 1.08%       12/8/2003(2)     37,805     37,805
Orange County CA Water Dist. COP VRDO                                      1.05%       12/8/2003        25,000     25,000
Otay CA Water Dist. (Capital Project) COP VRDO                             1.08%       12/8/2003 LOC    10,300     10,300
Pasadena CA COP
  (City Hall & Park Improvement Project) VRDO                              1.08%       12/8/2003(2)     10,000     10,000
Port of Oakland CA CP                                                      0.90%       12/9/2003 LOC    13,000     13,000
Port of Oakland CA CP                                                      0.93%       12/9/2003 LOC     6,000      6,000
Port of Oakland CA Rev. TOB VRDO                                           1.13%       12/8/2003(3)*     3,802      3,802


-------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE     MARKET
                                                                                            MATURITY    AMOUNT     VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                                   COUPON                DATE     (000)      (000)
-------------------------------------------------------------------------------------------------------------------------
Port of Oakland CA Rev. TOB VRDO                                           1.16%       12/8/2003(3)*   $24,600    $24,600
Riverside County CA Single Family Mortgage Rev. TOB VRDO                   1.16%       12/8/2003*        3,480      3,480
Sacramento CA Muni. Util. Dist. Rev. TOB VRDO                              1.13%       12/8/2(1)*        9,900      9,900
Sacramento County CA
  (Administration Center & Courthouse) VRDO                                1.12%1       2/8/2003 LOC     9,600      9,600
Sacramento County CA Single Family
  Mortgage Rev. TOB VRDO                                                   1.16%       12/8/2003*        8,470      8,470
San Bernardino County CA Medical Center COP VRDO                           1.07%       12/8/2003(1)     36,365     36,365
San Bernardino County CA USD COP TOB VRDO                                  1.08%       12/8/2003(4)     25,100     25,100
San Diego CA Community College Dist. GO TOB VRDO                           1.12%       12/8/2003(4)*    10,350     10,350
San Diego CA County & School Dist. TRAN                                    1.75%       6/30/2004        51,000     51,211
San Diego CA Housing Auth. Multifamily Housing Rev.
  (Broadway Square) PUT                                                    1.15%      11/15/2004        29,500     29,500
San Diego CA Housing Auth. Multifamily Housing Rev.
  (Canyon Rim Apartments) VRDO                                             1.14%       12/8/2003 LOC    32,440     32,440
San Diego CA USD TOB VRDO                                                  1.12%       12/8/2003(3)*     5,635      5,635
San Diego CA USD TRAN                                                      2.00%       6/30/2004        38,300     38,542
San Diego County CA Teeter Obligation CP                                   1.05%       2/11/2004 LOC    18,700     18,700
San Diego County CA Water Auth. CP                                         0.96%       1/27/2004        11,500     11,500
San Francisco CA Bay Area Rapid Transit Dist.
  Sales Tax Rev. TOB VRDO                                                  1.12%       12/8/2003(3)*     2,745      2,745
San Francisco CA City & County Finance Corp. Lease Rev.
  (Moscone Center Expansion) VRDO                                          1.05%       12/8/2003(2)     26,300     26,300
San Francisco CA City & County Finance Corp. Lease Rev.
  (Moscone Center Expansion) VRDO                                          1.05%       12/8/2003(2)     27,300     27,300
San Francisco CA City & County International Airport Rev.
  TOB VRDO                                                                 1.14%       12/8/2003(3)*     5,100      5,100
San Francisco CA City & County Multifamily Housing Rev.
  (City Heights Apartments) VRDO                                           1.13%       12/8/2003 LOC     4,000      4,000
San Jose CA Redev. Agency VRDO                                             1.04%       12/8/2003 LOC    14,900     14,900
San Jose/Santa Clara CA Clean Water &
  Sewer Finance Auth. VRDO                                                 1.04%       12/8/2003(3)      3,700      3,700
Santa Clara Valley CA Transp. Auth.
  Bond and Grant Anticipation Notes                                        3.00%       12/4/2003        17,228     17,225
South Coast CA Local Education Agencies TRAN                               2.00%       6/30/2004        20,000     20,123
Southern California Home Financing Auth.
  Single Family Mortgage Rev. TOB VRDO                                     1.21%       12/8/2003*       66,990     66,990
Southern California Home Financing Auth.
  Single Family Mortgage Rev. TOB VRDO                                     1.21%       12/8/2003*       34,035     34,035
Southern California Public Power Auth. Rev.
  (Palo Verde Project) VRDO                                                1.05%       12/8/2003(2)     30,870     30,870
Southern California Public Power Auth. Rev.
  (Transmission Project) VRDO                                              1.05%       12/8/2003(2)LOC  21,000     21,000
Southern California Public Power Auth. Rev.
  (Transmission Project) VRDO                                              1.07%       12/8/2003(4)     52,650     52,650
Southern California Public Power Auth. Rev.
  (Transmission Project) VRDO                                              1.10%       12/8/2003(4)     65,465     65,465
Torrance CA Hospital Rev.
  (Torrance Memorial Medical Center) VRDO                                  1.12%       12/8/2003 LOC     3,000      3,000
Univ. of California Regents CP                                             0.90%       12/1/2003        12,700     12,700
Univ. of California Regents CP                                             0.90%      12/11/2003         6,000      6,000
Univ. of California Regents CP                                             1.08%      12/15/2003        16,100     16,100


-------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE     MARKET
                                                                                            MATURITY    AMOUNT     VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                                   COUPON                DATE     (000)      (000)
-------------------------------------------------------------------------------------------------------------------------
Univ. of California Regents CP                                             0.85%       1/14/2004        $5,000     $5,000
Univ. of California Regents CP                                             1.03%        3/8/2004        15,500     15,500
Univ. of California Regents CP                                             1.00%        3/9/2004        10,400     10,400
Univ. of California Rev. TOB VRDO                                          1.13%       12/8/2003(4)*     2,665      2,665
Vernon CA Electric System Rev. (Malburg Project) VRDO                      1.10%       12/8/2003 LOC    18,750     18,750
Wateruse Financial Auth. of California VRDO                                1.12%       12/8/2003(4)     61,075     61,075
OUTSIDE CALIFORNIA:
Puerto Rico Electric Power Auth. Rev. TOB VRDO                             1.13%       12/8/2003(1)*     3,000      3,000
Puerto Rico GO TOB PUT                                                     1.00%       6/17/2004(3)*    14,655     14,655
Puerto Rico GO TOB VRDO                                                    1.10%       12/8/2003(1)*    24,995     24,995
Puerto Rico GO TOB VRDO                                                    1.10%       12/8/2003(4)*    16,680     16,680
Puerto Rico Highway & Transp. Auth.Rev. VRDO                               1.07%       12/8/2003(2)      9,100      9,100
Puerto Rico Infrastructure Financing Auth.
  Special Obligation Bonds TOB PUT                                         0.95%       6/17/2004*       20,700     20,700
Puerto Rico Public Buildings Auth.
  Govt. Fac. Rev. TOB VRDO                                                 1.10%       12/8/2003(10)*   11,430     11,430
Puerto Rico Public Finance Corp. TOB VRDO                                  1.10%       12/8/2003(1)*     7,605      7,605
-------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $3,938,553)                                                                                             3,938,553
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.7%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               38,655
Liabilities                                                                                                      (10,474)
                                                                                                              -----------
                                                                                                                   28,181
                                                                                                              -----------
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------

Applicable to 3,966,607,605 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                    $3,966,734
=========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                           $1.00
=========================================================================================================================

*See Note A in NOTES TO FINANCIAL STATEMENTS.
*Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2003, the aggregate value of these securities was $718,691,000, representing 18.1% of net assets. For key to abbreviations and other references, see page 49.

--------------------------------------------------------------------------------
AT NOVEMBER 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                          AMOUNT             PER
                                                           (000)           SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                       $3,966,734           $1.00
Undistributed Net INvestment Income                           --              --
Accumulated Net Realized Gains                                --              --
Unrealized Appreciation                                       --              --
--------------------------------------------------------------------------------
NET ASSETS                                            $3,966,734           $1.00
================================================================================


----------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE     MARKET
                                                                                            MATURITY       AMOUNT     VALUE*
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                              COUPON                DATE        (000)      (000)
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.2%)
----------------------------------------------------------------------------------------------------------------------------
ABAG Finance Auth. for Non-Profit Corp. California
 (Children's Hosp. Medical Center) COP                                     6.00%       12/1/2015 (2)       $9,180    $10,669
Alameda CA Corridor Transp. Auth. Rev.                                    5.125%       10/1/2014 (1)       10,150     11,127
Alameda County CA (Medical Center) COP                                     5.25%        6/1/2008 (1)(ETM)   1,965      2,222
Alameda County CA (Medical Center) COP                                     5.25%        6/1/2009 (1)(ETM)   2,910      3,316
Alameda County CA (Medical Center) COP                                     5.25%        6/1/2012 (1)(ETM)   1,595      1,781
Alameda County CA (Medical Center) COP                                     5.25%        6/1/2013 (1)(ETM)   1,785      1,994
Alameda County CA (Medical Center) COP                                    5.375%        6/1/2014 (1)(ETM)   1,880      2,119
Alameda County CA (Medical Center) COP                                    5.375%        6/1/2015 (1)(ETM)   3,960      4,456
Alameda County CA COP                                                     5.375%       12/1/2010 (1)        2,000      2,307
Alameda County CA COP                                                     5.375%       12/1/2012 (1)       11,000     12,499
Alameda County CA COP                                                     5.375%       12/1/2013 (1)       13,930     15,692
Alameda County CA COP                                                     5.375%       12/1/2014 (1)        4,790      5,356
Alameda County CA COP                                                     5.375%       12/1/2015 (1)        1,500      1,672
Anaheim CA Convention Center COP                                           0.00%        8/1/2004 (1)        3,120      3,093
Anaheim CA Public Finance Auth. Electric System Rev.                       5.25%       10/1/2014 (4)        2,330      2,595
Anaheim CA Public Finance Auth. Electric System Rev.                       5.00%       10/1/2015 (4)        4,010      4,356
Anaheim CA Public Finance Auth. Electric System Rev.                       5.00%       10/1/2016 (1)        1,915      2,078
Anaheim CA Public Finance Auth. Electric System Rev.                       5.00%       10/1/2016 (4)        5,000      5,388
Anaheim CA Public Finance Auth. Electric System Rev.                       5.25%       10/1/2017 (4)        2,750      3,008
Anaheim CA Union High School Dist. GO                                      5.00%        8/1/2014 (4)        1,625      1,775
Anaheim CA Union High School Dist. GO                                     5.375%        8/1/2015 (4)        1,000      1,117
Anaheim CA Union High School Dist. GO                                     5.375%        8/1/2016 (4)        1,250      1,387
Anaheim CA Union High School Dist. GO                                     5.375%        8/1/2017 (4)        2,235      2,465
Antioch CA Public Finance Auth. Reassessment Rev.                          5.00%        9/2/2013 (2)       11,790     12,754
Burbank CA Public Finance Auth.                                            5.25%       12/1/2012 (2)        3,540      4,022
Burbank CA Public Finance Auth.                                            5.25%       12/1/2013 (2)        4,615      5,243
Cabrillo CA Community College Dist. Rev.                                   0.00%        8/1/2011 (3)        2,465      1,865
Cabrillo CA Community College Dist. Rev.                                   0.00%        8/1/2012 (3)        2,525      1,796
Cabrillo CA Community College Dist. Rev.                                   0.00%        8/1/2013 (3)        2,590      1,742
Cabrillo CA Community College Dist. Rev.                                   0.00%        8/1/2014 (3)        2,655      1,686
California Dept. of Veteran Affairs Rev.                                   4.95%       12/1/2012            3,620      3,773
California Dept. of Veteran Affairs Rev.                                   5.05%       12/1/2013            6,140      6,394
California Dept. of Water Resources Water System Rev. (Central Valley)     5.00%       12/1/2012 (3)        3,640      4,066
California Educ. Fac. Auth. Rev. (College of Arts & Crafts)               6.875%        6/1/2014              360        426
California Educ. Fac. Auth. Rev. (College of Arts & Crafts)               6.875%        6/1/2015              380        451
California Educ. Fac. Auth. Rev. (College of Arts & Crafts)               6.875%        6/1/2016              400        475
California Educ. Fac. Auth. Rev. (Univ. of Southern California)            5.60%       10/1/2009            2,680      3,065
California GO                                                              5.25%       10/1/2009            1,835      2,027
California GO                                                              5.75%       12/1/2009 (3)       11,765     13,770
California GO                                                              5.75%        2/1/2011 (3)        6,500      7,525
California GO                                                              5.40%       12/1/2014 (1)        3,130      3,309
California GO                                                             5.375%        4/1/2015            7,095      7,614
California GO VRDO                                                         1.05%       12/1/2003 LOC       24,400     24,400
California Health Fac. Finance Auth. Rev. (Adventist Health System)        5.00%       3/1/2016             2,170      2,196
California Health Fac. Finance Auth. Rev. (Adventist Health System)        5.00%       3/1/2019             1,025      1,012


-------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE     MARKET
                                                                                            MATURITY    AMOUNT     VALUE*
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                              COUPON                DATE     (000)      (000)
-------------------------------------------------------------------------------------------------------------------------
California Health Fac. Finance Auth. Rev. (Catholic Healthcare West)       7.00%        7/1/2005 (2)     3,410      3,714
California Health Fac. Finance Auth. Rev. (Catholic Healthcare West)       7.00%        7/1/2006 (2)     3,395      3,853
California Health Fac. Finance Auth. Rev. (Catholic Healthcare West)       5.50%        7/1/2008 (1)     3,290      3,709
California Health Fac. Finance Auth. Rev. (Catholic Healthcare West)       5.50%        7/1/2009 (1)     3,580      4,048
California Health Fac. Finance Auth. Rev. (Catholic Healthcare West)      5.875%        7/1/2009 (2)     5,000      5,439
California Health Fac. Finance Auth. Rev. (Catholic Healthcare West)       5.50%        7/1/2010 (1)     3,060      3,463
California Health Fac. Finance Auth. Rev. (Catholic Healthcare West)       5.75%        7/1/2010 (1)     7,000      7,813
California Health Fac. Finance Auth. Rev. (Catholic Healthcare West)       5.50%        7/1/2011 (1)     3,950      4,421
California Health Fac. Finance Auth. Rev. (Catholic Healthcare West)       5.50%        7/1/2012 (1)     3,635      4,053
California Health Fac. Finance Auth. Rev. (Children's Hosp.)               6.00%        7/1/2004 (1)     1,645      1,692
California Health Fac. Finance Auth. Rev. (Children's Hosp.)               6.00%        7/1/2006 (1)     1,000      1,110
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)              5.25%        6/1/2009 (4)     6,290      7,101
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)              0.00%       10/1/2009 (1)     7,140      6,005
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)              5.25%       10/1/2009 (2)    10,525     11,861
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)              5.25%        6/1/2010 (4)     5,310      5,917
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)              5.25%        6/1/2011 (4)     7,250      7,990
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)              5.25%       10/1/2016         5,000      5,215
California Health Fac. Finance Auth. Rev. (Lucile Salter Packard Hosp.)    5.00%       8/15/2014 (2)     2,280      2,497
California Health Fac. Finance Auth. Rev. (Lucile Salter Packard Hosp.)    5.00%       8/15/2015 (2)     2,245      2,439
California Health Fac. Finance Auth. Rev. (Lucile Salter Packard Hosp.)    5.00%       8/15/2016 (2)     2,515      2,709
California Health Fac. Finance Auth. Rev. (Lucile Salter Packard Hosp.)    5.00%       8/15/2017 (2)     2,630      2,811
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)            5.50%        7/1/2004 (1)     2,000      2,051
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)            5.75%        7/1/2005 (1)     3,335      3,570
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)            5.75%        7/1/2006 (1)     2,415      2,668
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)            5.50%        7/1/2010 (1)     3,570      4,041
California Health Fac. Finance Auth. Rev. (Presbyterian Hosp.)             5.50%        5/1/2004 (1)     1,855      1,889
California Health Fac. Finance Auth. Rev. (Sisters of Providence)          6.00%       10/1/2009 (2)     4,490      5,292
California Health Fac. Finance Auth. Rev. (Stanford Hosp.)                 5.00%      11/15/2014         2,715      2,881
California Health Fac. Finance Auth. Rev. (Stanford Hosp.)                 5.00%      11/15/2015         3,000      3,156
California Health Fac. Finance Auth. Rev. (Stanford Hosp.)                 5.00%      11/15/2016         6,275      6,550
California Health Fac. Finance Auth. Rev. (Summit Medical Center)          5.25%        5/1/2009 (4)     3,500      3,848


-------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE     MARKET
                                                                                            MATURITY    AMOUNT     VALUE*
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                              COUPON                DATE     (000)      (000)
-------------------------------------------------------------------------------------------------------------------------
California Health Fac. Finance Auth. Rev. (Summit Medical Center)          5.25%        5/1/2011 (4)    $1,700     $1,863
California Health Fac. Finance Auth. Rev. (Sutter Health)                  5.50%       8/15/2012 (4)     3,000      3,347
California Health Fac. Finance Auth. Rev. (Sutter Health)                  5.50%       8/15/2012 (4)     5,410      6,035
California Housing Finance Agency Home Mortgage Rev.                       5.85%        8/1/2016 (1)     3,950      4,159
California Housing Finance Agency Home Mortgage Rev.                       6.25%        8/1/2016        10,500     11,043
California Housing Finance Agency Home Mortgage Rev.                       0.00%        8/1/2027 (1)     3,470        954
California Housing Finance Agency Home Mortgage Rev.
  (Multi-Family Housing III) VRDO                                          1.10%       12/1/2003         7,400      7,400
California Housing Finance Agency Home Mortgage Rev. VRDO                  1.04%       12/1/2003 (1)       790        790
California Housing Finance Agency Home Mortgage Rev. VRDO                  1.05%       12/1/2003 LOC    23,735     23,735
California Housing Finance Agency Home Mortgage Rev. VRDO                  1.05%           12/1/2003    10,000     10,000
California Housing Finance Agency Home Mortgage Rev. VRDO                  1.08%       12/1/2003 (2)     1,600      1,600
California Housing Finance Agency Home Mortgage Rev. VRDO                  1.15%       12/1/2003 (4)     3,500      3,500
California Infrastructure & Econ. Dev. Bank Rev. (Asian Art Museum)        5.50%        6/1/2012 (1)     1,300      1,463
California Infrastructure & Econ. Dev. Bank Rev. (Asian Art Museum)        5.50%        6/1/2014 (1)     2,935      3,295
California Infrastructure & Econ. Dev. Bank Rev. (Asian Art Museum)        5.50%        6/1/2015 (1)     2,245      2,520
California Infrastructure & Econ. Dev. Bank Rev.
  (Clean Water State Revolving Fund)                                       5.00%       10/1/2014         2,500      2,743
California Infrastructure & Econ. Dev. Bank Rev.
  (Clean Water State Revolving Fund)                                       5.00%       10/1/2015         3,500      3,813
California Infrastructure & Econ. Dev. Bank Rev.
  (Clean Water State Revolving Fund)                                       5.00%       10/1/2016         4,500      4,863
California Infrastructure & Econ. Dev. Bank Rev.
  (J. David Gladstone Institute)                                           5.00%       10/1/2010         1,325      1,463
California Infrastructure & Econ. Dev. Bank Rev.
  (J. David Gladstone Institute)                                           5.00%       10/1/2011         1,275      1,395
California Infrastructure & Econ. Dev. Bank Rev.
  (J. David Gladstone Institute)                                           5.00%       10/1/2012         2,950      3,191
California Infrastructure & Econ. Dev. Bank Rev.
  (J. David Gladstone Institute)                                           5.00%       10/1/2013         2,350      2,517
California Infrastructure & Econ. Dev. Bank Rev.
  (J. David Gladstone Institute)                                           5.50%       10/1/2014         2,250      2,469
California Infrastructure & Econ. Dev. Bank Rev.
  (J. David Gladstone Institute)                                           5.50%       10/1/2015         2,430      2,658
California Infrastructure & Econ. Dev. Bank Rev.
  (J. David Gladstone Institute)                                           5.50%       10/1/2016         3,620      3,940
California Infrastructure & Econ. Dev. Bank Rev.
  (J. David Gladstone Institute)                                           5.50%       10/1/2017         3,820      4,134
California PCR Financing Auth. Rev. (San Diego Gas & Electric)             5.90%        6/1/2014 (1)    17,135     20,343
California Pollution Control Financing Auth. Solid Waste
  Disposal Rev. (Republic Services) PUT                                    2.00%       12/1/2004         4,000      4,001


-------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE     MARKET
                                                                                            MATURITY    AMOUNT     VALUE*
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                              COUPON                DATE     (000)      (000)
-------------------------------------------------------------------------------------------------------------------------
California Pollution Control Financing Auth. Solid Waste
  Disposal Rev. (Republic Services) PUT                                    5.25%       12/1/2017        $5,000     $5,125
California Pollution Control Financing Auth. Solid Waste
  Disposal Rev. (Republic Services) PUT                                    5.25%       12/1/2017         5,000      5,084
California Public Works Board Lease Rev. (California State Univ.)          5.30%       10/1/2015 (2)     6,655      7,293
California Public Works Board Lease Rev. (Dept. of Corrections)            5.00%        6/1/2006 +       8,445      9,010
California Public Works Board Lease Rev. (Dept. of Corrections)            5.00%        6/1/2007 +       3,600      3,880
California Public Works Board Lease Rev. (Dept. of Corrections)            5.00%        6/1/2008 +       7,085      7,678
California Public Works Board Lease Rev. (Dept. of Corrections)            5.00%        6/1/2009 +       9,000      9,777
California Public Works Board Lease Rev. (Dept. of Corrections)            5.50%        1/1/2010 (2)    10,000     10,953
California Public Works Board Lease Rev. (Dept. of Corrections)            5.25%        6/1/2011 (2)     5,050      5,709
California Public Works Board Lease Rev. (Dept. of Corrections)            5.50%        1/1/2014 (2)     5,975      6,546
California Public Works Board Lease Rev. (Dept. of Corrections)           5.375%       11/1/2014 (1)     4,400      4,906
California Public Works Board Lease Rev. (Secretary of State)              6.50%       12/1/2008 (2)     5,000      5,961
California Public Works Board Lease Rev. (Univ. of California)             5.50%        9/1/2008 (2)     5,185      5,867
California Public Works Board Lease Rev. (Univ. of California)             5.50%        9/1/2009 (2)     4,015      4,496
California Public Works Board Lease Rev. (Univ. of California)            5.375%       10/1/2016 (1)     4,750      5,220
California State Dept. Water Resources Power Supply Rev.                   5.50%        5/1/2009        10,000     11,156
California State Dept. Water Resources Power Supply Rev.                   5.50%        5/1/2010         3,500      3,904
California State Dept. Water Resources Power Supply Rev.                   5.50%        5/1/2011         7,000      7,807
California State Dept. Water Resources Power Supply Rev. VRDO              1.08%       12/1/2003 LOC    10,300     10,300
California State Dept. Water Resources Power Supply Rev. VRDO              1.10%       12/1/2003 LOC     6,200      6,200
California State Dept. Water Resources Power Supply Rev. VRDO              1.12%       12/8/2003 LOC    16,100     16,100
California State Univ. Rev.                                               5.375%       11/1/2014 (3)     5,390      6,089
California Statewide Community Dev. Auth. Multifamily
  Rev. (Archstone/Seascape) PUT                                            5.25%        6/1/2008         2,000      2,131
California Statewide Community Dev. Auth. Rev. (Catholic Healthcare West)  6.00%        7/1/2009         2,695      3,010
California Statewide Community Dev. Auth. Rev.
  (Children's Hosp. of Los Angeles) COP                                    6.00%        6/1/2008 (1)     1,000      1,154
California Statewide Community Dev. Auth. Rev.
  (Children's Hosp. of Los Angeles) COP                                    6.00%        6/1/2009 (1)     3,615      4,224
California Statewide Community Dev. Auth. Rev.
  (Children's Hosp. of Los Angeles) COP                                    6.00%        6/1/2011 (1)     2,365      2,777
California Statewide Community Dev. Auth. Rev.
  (Irvine Apartments) PUT                                                  4.90%       5/15/2008         1,440      1,536


--------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE     MARKET
                                                                                            MATURITY     AMOUNT     VALUE*
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                              COUPON                DATE      (000)      (000)
--------------------------------------------------------------------------------------------------------------------------
California Statewide Community Dev. Auth. Rev. (Irvine Apartments) PUT     5.05%       5/15/2008         $2,500     $2,660
California Statewide Community Dev. Auth. Rev. (Irvine Apartments) PUT     5.25%       5/15/2013          5,545      5,761
California Statewide Community Dev. Auth. Rev. (Kaiser Permanente) PUT     3.85%        8/1/2006         35,390     36,662
California Statewide Community Dev. Auth. Rev.
  (Los Angeles Orthopaedic Hosp. Foundation)                              5.125%        6/1/2013 (2)      1,530      1,656
California Statewide Community Dev. Auth. Rev.
  (Los Angeles Orthopaedic Hosp. Foundation)                               5.25%        6/1/2014 (2)      1,610      1,755
California Statewide Community Dev. Auth. Rev. (Memorial Health Services)  6.00%       10/1/2013          6,920      7,783
California Statewide Community Dev. Auth. Rev. (Memorial Health Services)  6.00%       10/1/2014          5,335      5,944
California Statewide Community Dev. Auth. Rev. (Memorial Health Services)  6.00%       10/1/2015          7,780      8,605
California Statewide Community Dev. Auth. Rev. (Republic Services Inc.)    4.95%       12/1/2012          9,000      8,916
California Statewide Community Dev. Auth. Rev. (Sherman Oaks Foundation)   5.50%        8/1/2015 (2)      4,685      5,254
California Statewide Community Dev. Auth. Rev. (Waste Management Inc.) PUT 4.95%        4/1/2004          4,500      4,534
California Veterans GO                                                     5.15%       12/1/2009         11,000     11,003
California Veterans GO                                                     4.85%       12/1/2011          1,750      1,837
California Veterans GO                                                     5.40%       12/1/2014          5,000      5,229
Capistrano CA Unified Public Schools Rev.                                  6.00%        9/1/2004 (2)      2,160      2,239
Capistrano CA Unified Public Schools Rev.                                  6.00%        9/1/2005 (2)      2,395      2,591
Chino Basin CA Regional Financing Auth. Rev .
  (Muni. Water Dist. Sewer System)                                         6.50%        8/1/2010 (2)      3,095      3,742
Chula Vista CA IDR (San Diego Gas & Electric) PUT                          7.00%       12/1/2005         30,000     32,745
Clovis CA USD GO                                                           0.00%        8/1/2004 (3)(ETM) 5,000      4,960
Clovis CA USD GO                                                           0.00%        8/1/2005 (3)(ETM) 5,000      4,886
Clovis CA USD GO                                                           0.00%        8/1/2011 (3)      2,675      2,024
Clovis CA USD GO                                                           0.00%        8/1/2012 (3)      4,715      3,355
Coast CA Community College Dist. GO                                        5.00%        8/1/2016 (1)      4,060      4,400
Compton CA USD GO                                                          5.25%        9/1/2015 (1)      1,295      1,447
Compton CA USD GO                                                          5.25%        9/1/2016 (1)      1,460      1,620
Compton CA USD GO                                                          5.25%        9/1/2017 (1)      1,645      1,812
Contra Costa CA (Merrithew Memorial Hosp.) COP                             6.00%       11/1/2007 (1)      2,000      2,302
Contra Costa CA Water Dist. Rev.                                           5.00%       10/1/2017 (4)      7,015      7,506
Culver City CA Redev. Financing Auth.                                     5.375%       11/1/2016 (4)      3,260      3,625
East Bay CA Muni. Util. Dist. Water System Rev.                            5.00%        6/1/2014 (3)      2,575      2,790
East Whittier CA City School Dist. GO                                      5.75%        8/1/2017 (3)      1,670      1,962
El Dorado County CA Public Agency Finance Auth. Rev.                       5.60%       2/15/2012 (3)      3,900      4,287
El Dorado County CA Public Agency Finance Auth. Rev.                       5.50%       2/15/2021 (3)      2,420      2,653
Elsinore Valley CA Muni. Water Dist. COP                                   6.00%        7/1/2012 (3)      1,000      1,183
Foothill/Eastern Corridor Agency California Toll Road Rev.                 5.25%       1/15/2013 (1)*     5,000      5,508
Foothill/Eastern Corridor Agency California Toll Road Rev.                5.375%       1/15/2015 (1)*     5,000      5,542
Foothill-De Anza CA Community College Dist. GO                             6.00%        8/1/2010 (Prere.) 1,150      1,380
Foothill-De Anza CA Community College Dist. GO                             6.00%        8/1/2010 (Prere.) 1,235      1,482
Foothill-De Anza CA Community College Dist. GO                             6.00%        8/1/2011          1,330      1,562


-------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE     MARKET
                                                                                            MATURITY    AMOUNT     VALUE*
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                              COUPON                DATE     (000)      (000)
-------------------------------------------------------------------------------------------------------------------------
Foothill-De Anza CA Community College Dist. GO                             5.00%        8/1/2014 (3)    $2,090     $2,283
Fresno CA Airport Rev.                                                     6.00%        7/1/2013 (4)     2,975      3,376
Fresno CA Airport Rev.                                                     6.00%        7/1/2015 (4)     2,290      2,595
Glendale CA School Dist. GO                                                5.75%        9/1/2017 (3)     3,790      4,344
Golden State Tobacco Securitization Corp. California                       5.50%        6/1/2007        22,000     22,772
Imperial Irrigation Dist. of California (Electric System) COP              5.20%       11/1/2009 (1)     7,900      9,033
Intermodal Container Transfer Fac. Joint Power Auth. California Rev.       5.00%       11/1/2010 (2)     1,470      1,665
Intermodal Container Transfer Fac. Joint Power Auth. California Rev.       5.00%       11/1/2011 (2)     1,665      1,873
Intermodal Container Transfer Fac. Joint Power Auth. California Rev.      5.125%       11/1/2012 (2)     2,540      2,860
Intermodal Container Transfer Fac. Joint Power Auth. California Rev.      5.125%       11/1/2013 (2)     1,870      2,103
Irvine CA Public Fac. & Infrastructure Auth. Assessment Rev.               4.60%        9/2/2015 (2)     2,925      3,017
Irvine CA Public Fac. & Infrastructure Auth. Assessment Rev.               4.70%        9/2/2016 (2)     3,045      3,141
Kern CA Community College Dist. GO                                         5.00%       11/1/2017 (3)     2,210      2,380
Kern CA Community College Dist. GO                                         5.00%       11/1/2018 (3)     2,655      2,841
La Mesa-Spring Valley CA School Dist. GO                                  5.375%        8/1/2015 (3)     1,040      1,162
La Mesa-Spring Valley CA School Dist. GO                                  5.375%        8/1/2016 (3)     1,200      1,332
La Mesa-Spring Valley CA School Dist. GO                                  5.375%        8/1/2017 (3)     1,380      1,522
Long Beach CA Finance Auth. Lease Rev.                                     6.00%       11/1/2009 (2)     3,735      4,425
Long Beach CA Finance Auth. Lease Rev.                                     6.00%       11/1/2010 (2)     3,860      4,596
Long Beach CA Finance Auth. Lease Rev.                                     6.00%       11/1/2017 (2)     3,670      4,395
Long Beach CA Finance Auth. Lease Rev. (Aquarium of the South Pacific)     5.50%       11/1/2014 (2)     3,435      3,871
Long Beach CA Finance Auth. Lease Rev. (Rainbow Harbor)                    5.25%        5/1/2014 (2)     2,035      2,246
Long Beach CA Harbor Rev.                                                  8.00%       5/15/2004 (1)     3,305      3,408
Long Beach CA Harbor Rev.                                                  5.50%       5/15/2007         7,670      8,511
Long Beach CA Harbor Rev.                                                  5.50%       5/15/2008         8,095      9,086
Long Beach CA Harbor Rev.                                                  6.00%       5/15/2009 (3)     2,770      3,190
Long Beach CA Harbor Rev.                                                  6.00%       5/15/2010 (3)     3,200      3,690
Long Beach CA Harbor Rev.                                                  6.00%       5/15/2011 (3)     1,000      1,158
Long Beach CA Harbor Rev.                                                  5.75%       5/15/2012        10,050     11,238
Long Beach CA Harbor Rev.                                                  6.00%       5/15/2012 (3)     4,000      4,639
Long Beach CA Harbor Rev.                                                  6.00%       5/15/2013 (3)     6,700      7,773
Long Beach CA Harbor Rev.                                                  6.00%       5/15/2014 (3)     7,405      8,620
Los Angeles CA Community College Dist. GO                                  5.50%        8/1/2013 (1)     6,250      7,022
Los Angeles CA Convention & Exhibit Center Auth. Lease Rev.                6.00%       8/15/2010 (1)    10,975     13,022
Los Angeles CA Convention & Exhibit Center Auth. Lease Rev.               6.125%       8/15/2011 (1)     1,300      1,553
Los Angeles CA COP                                                         5.00%        4/1/2014 (2)     1,435      1,560
Los Angeles CA COP                                                         5.00%        4/1/2015 (2)     1,560      1,685
Los Angeles CA COP                                                         5.00%        4/1/2016 (2)     1,725      1,849
Los Angeles CA COP                                                         5.00%        4/1/2018 (2)     1,950      2,064
Los Angeles CA Dept. of Airports Rev.                                      5.00%       5/15/2011 (1)    13,255     14,854
Los Angeles CA Dept. of Airports Rev.                                      5.00%       5/15/2013 (1)    10,500     11,664


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE     MARKET
                                                                                            MATURITY        AMOUNT     VALUE*
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                              COUPON                DATE         (000)      (000)
-----------------------------------------------------------------------------------------------------------------------------
Los Angeles CA Dept. of Airports Rev.                                      5.25%       5/15/2017 (3)        $6,800     $7,375
Los Angeles CA Dept. of Water & Power Rev.                                5.125%      10/15/2013 (1)         3,500      3,823
Los Angeles CA Dept. of Water & Power Rev.                                 5.25%        7/1/2015 (1)         4,600      5,071
Los Angeles CA Dept. of Water & Power Rev.                                 5.00%      10/15/2015 (1)        10,000     10,800
Los Angeles CA Dept. of Water & Power Rev.                                 5.00%      10/15/2017 (1)         7,600      8,119
Los Angeles CA Dept. of Water & Power Rev. VRDO                            1.11%       12/1/2003               500        500
Los Angeles CA Dept. of Water & Power Rev. VRDO                            1.08%       12/8/2003             4,300      4,300
Los Angeles CA GO                                                          5.25%        9/1/2012 (3)         2,000      2,267
Los Angeles CA GO                                                          5.00%        9/1/2018 (1)         2,000      2,122
Los Angeles CA Harbor Dept. Rev.                                           5.50%        8/1/2007             3,000      3,279
Los Angeles CA Harbor Dept. Rev.                                           5.25%       11/1/2008             4,195      4,531
Los Angeles CA Harbor Dept. Rev.                                           5.50%        8/1/2010 (2)         2,750      3,103
Los Angeles CA Harbor Dept. Rev.                                          5.875%        8/1/2010             6,000      6,578
Los Angeles CA Harbor Dept. Rev.                                           5.90%        8/1/2011             7,385      8,154
Los Angeles CA Harbor Dept. Rev.                                           5.50%        8/1/2015 (2)         1,625      1,769
Los Angeles CA Muni. Improvement Corp. Lease Rev.                          5.00%        9/1/2012  (3)        7,480      8,322
Los Angeles CA USD GO                                                      5.25%        7/1/2009 (1)(Prere.) 5,175      5,961
Los Angeles CA USD GO                                                     5.625%        7/1/2009 (1)(Prere.) 5,000      5,857
Los Angeles CA USD GO                                                     5.625%        7/1/2009 (1)(Prere.) 6,615      7,749
Los Angeles CA USD GO                                                     5.625%        7/1/2009 (1)(Prere.) 5,000      5,857
Los Angeles CA USD GO                                                      5.50%        7/1/2010 (3)(Prere.) 9,160     10,627
Los Angeles CA USD GO                                                      5.50%        7/1/2011 (1)        16,525     19,080
Los Angeles CA USD GO                                                      5.50%        7/1/2012 (1)         5,240      6,024
Los Angeles CA USD GO                                                      6.00%        7/1/2012 (3)         1,470      1,742
Los Angeles CA USD GO                                                      6.00%        7/1/2013 (3)         3,745      4,465
Los Angeles CA USD GO                                                      6.00%        7/1/2014 (3)         1,440      1,724
Los Angeles CA USD GO                                                      5.00%        7/1/2016 (4)         3,000      3,249
Los Angeles CA USD GO                                                      5.00%        7/1/2017 (4)         5,000      5,374
Los Angeles County CA Capital Asset Leasing Corp. Rev.                     6.00%       12/1/2011 (2)         2,360      2,804
Los Angeles County CA Capital Asset Leasing Corp. Rev.                     6.00%       12/1/2013 (2)         2,760      3,287
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.                  5.50%        7/1/2005 (2)(Prere.) 1,500      1,629
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.                  9.00%        7/1/2006 (1)         4,380      5,196
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.                  6.00%        7/1/2011 (2)         2,745      3,257
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.                  5.25%        7/1/2014 (1)         7,000      7,736
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.                  5.25%        7/1/2014 (4)        14,000     15,501
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.                  5.00%        7/1/2016 (4)         8,410      9,109
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.                  5.00%        7/1/2017 (4)        10,000     10,749
Los Angeles County CA Public Works Financing Auth. Rev.                   5.125%        9/1/2008 (1)         3,555      3,936
Los Angeles County CA Public Works Financing Auth. Rev.                    5.25%        9/1/2015 (1)         1,000      1,102
Los Angeles County CA Public Works Financing Auth. Rev.                    5.00%       10/1/2016 (1)        10,000     10,746
Los Angeles County CA Schools COP                                          0.00%        8/1/2009 (2)         1,890      1,598
Los Angeles County CA Schools COP                                          0.00%        8/1/2011 (2)         1,945      1,469
Los Angeles County CA Schools COP                                          0.00%        8/1/2013 (2)         2,010      1,348
Metro. Water Dist. of Southern California Rev.                             8.00%        7/1/2008 (ETM)       2,000      2,501
Metro. Water Dist. of Southern California Rev. VRDO                        1.05%       12/8/2003             1,400      1,400
Metro. Water Dist. of Southern California Rev. VRDO                        1.07%       12/8/2003            10,175     10,175
Modesto CA Irrigation Dist. COP                                            5.00%        7/1/2017 (1)         3,165      3,397
Modesto CA Irrigation Dist. Finance Auth. Rev.                            5.125%        9/1/2015 (2)         4,365      4,762
Mojave CA Water Agency COP                                                 5.45%        9/1/2015 (1)         6,150      6,901
MSR California Public Power Agency (San Juan Project)                      5.00%        7/1/2009  (1)        1,840      2,071
MSR California Public Power Agency (San Juan Project)                      5.00%        7/1/2013  (1)        1,500      1,637


-------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE    MARKET
                                                                                            MATURITY     AMOUNT    VALUE*
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                              COUPON                DATE      (000)     (000)
-------------------------------------------------------------------------------------------------------------------------
MSR California Public Power Agency (San Juan Project)                     5.375%          1/2013 (1)     $2,500    $2,781
MSR California Public Power Agency (San Juan Project)                      6.75%        7/1/2020 (1)(ETM) 2,715     3,360
Mt. Diablo CA USD GO                                                       5.00%        8/1/2014 (4)      2,020     2,204
Mt. Diablo CA USD GO                                                       5.00%        8/1/2015 (4)      2,110     2,287
Mt. Diablo CA USD GO                                                       5.00%        8/1/2016 (4)      2,210     2,379
New Haven CA USD GO                                                       12.00%        8/1/2012 (4)      3,440     5,600
New Haven CA USD GO                                                       12.00%        8/1/2015 (4)      2,905     4,986
Newark CA USD GO                                                           0.00%        8/1/2008 (4)      1,685     1,492
Newark CA USD GO                                                           0.00%        8/1/2009 (4)      1,065       902
Newark CA USD GO                                                           0.00%        8/1/2010 (4)      1,000       803
North City West CA Community Dist.                                         6.00%        9/1/2005 (4)      1,510     1,634
North City West CA Community Dist.                                         6.00%        9/1/2006 (4)      1,600     1,789
North City West CA Community Dist.                                         6.00%        9/1/2007 (4)      1,695     1,916
North City West CA Community Dist.                                         5.75%        9/1/2015 (4)      2,000     2,251
North Orange County CA Community College Dist. GO                         5.375%        8/1/2018 (1)      2,000     2,209
Northern California Power Agency Rev.                                      5.25%        8/1/2015 (2)      2,000     2,204
Oakland CA COP                                                             5.00%        4/1/2011 (2)      1,855     2,073
Oakland CA COP                                                             5.00%        4/1/2012 (2)      3,145     3,488
Oakland CA Joint Powers Financing Auth. Lease Rev.
  (Oakland Convention Center)                                              5.50%       10/1/2012 (2)      3,000     3,450
Oakland CA Joint Powers Financing Auth. Lease Rev.
  (Oakland Convention Center)                                              5.50%       10/1/2013 (2)      1,500     1,728
Oakland CA Redev. Agency (Central Dist.)                                   5.50%        9/1/2013 (3)      3,990     4,562
Oakland CA Redev. Agency (Central Dist.)                                   5.50%        9/1/2015 (3)      3,790     4,285
Oakland CA Redev. Agency (Central Dist.)                                   5.50%        6/1/2016 (3)      6,210     6,988
Ontario Montclair CA School Dist. COP PUT                                  3.80%       8/31/2007 (4)      1,730     1,733
Orange County CA Airport Rev.                                              5.50%        7/1/2004 (1)      3,555     3,645
Orange County CA Airport Rev.                                              6.00%        7/1/2005 (1)      4,020     4,301
Orange County CA Airport Rev.                                              6.00%        7/1/2006 (1)      9,565    10,557
Orange County CA Airport Rev.                                             5.375%        7/1/2009 (1)      1,950     2,145
Orange County CA Airport Rev.                                              5.00%        7/1/2011 (4)      3,165     3,551
Orange County CA Airport Rev.                                              5.50%        7/1/2011 (1)      3,580     3,982
Orange County CA Airport Rev.                                              5.00%        7/1/2017 (4)      1,725     1,854
Orange County CA Airport Rev.                                              5.00%        7/1/2018 (4)      1,500     1,602
Orange County CA Dev. Agency Tax Allocation                                5.25%        9/1/2014 (1)      1,415     1,562
Orange County CA Dev. Agency Tax Allocation                                5.25%        9/1/2015 (1)      1,485     1,632
Orange County CA Dev. Agency Tax Allocation                               5.375%        9/1/2016 (1)      1,570     1,731
Orange County CA Dev. Agency Tax Allocation                                5.00%        9/1/2018 (1)      1,635     1,730
Orange County CA Local Transp. Auth. Sales Tax Rev.                        5.00%       2/15/2011 (2)      3,250     3,634
Orange County CA Local Transp. Auth. Sales Tax Rev.                        5.70%       2/15/2011 (2)     15,445    17,950
Orange County CA Recovery COP                                              6.00%        7/1/2008 (1)     10,980    12,756
Orange County CA Recovery COP                                              6.00%        6/1/2010 (1)      3,800     4,501
Orange County CA Sanitation Dist. COP VRDO                                 1.07%       12/1/2003            870       870
Orange County CA Sanitation Dist. COP VRDO                                 1.07%       12/1/2003            575       575
Orange County CA Sanitation Dist. COP VRDO                                 1.08%       12/8/2003 (2)      4,605     4,605
Palomar Pomerado Health System California Rev.                            5.375%       11/1/2010 (1)      2,670     3,008
Palomar Pomerado Health System California Rev.                            5.375%       11/1/2012 (1)      7,080     7,759
Pasadena CA COP (City Hall & Park Improvement Project) VRDO                1.08%       12/8/2003 (2)      4,000     4,000
Pasadena CA Electric Rev.                                                  5.00%        6/1/2017 (1)      2,320     2,477
Pasadena CA Electric Rev.                                                  5.00%        6/1/2018 (1)      2,535     2,692

-------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE MARKET
                                                                                            MATURITY        AMOUNT VALUE*
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                              COUPON                DATE         (000)  (000)
-------------------------------------------------------------------------------------------------------------------------
Pomona Single Family Mortgage Rev.                                         7.60%        5/1/2023 (ETM)     $13,000$17,298
Port of Oakland CA Rev.                                                    5.50%       11/1/2008 (3)         2,500  2,834
Port of Oakland CA Rev.                                                    5.50%       11/1/2009 (3)         1,000  1,137
Port of Oakland CA Rev.                                                   5.375%       11/1/2010 (1)         9,000 10,022
Port of Oakland CA Rev.                                                    5.50%       11/1/2010 (3)         8,805  9,905
Port of Oakland CA Rev.                                                    5.00%       11/1/2011 (3)         5,160  5,806
Port of Oakland CA Rev.                                                    5.50%       11/1/2011 (1)         5,850  6,524
Port of Oakland CA Rev.                                                    5.00%       11/1/2012 (3)         2,650  2,958
Port of Oakland CA Rev.                                                    5.00%       11/1/2012 (1)         7,020  7,679
Port of Oakland CA Rev.                                                    5.25%       11/1/2013 (3)         7,150  8,034
Port of Oakland CA Rev.                                                    5.00%       11/1/2014 (1)         8,090  8,692
Port of Oakland CA Rev.                                                    5.25%       11/1/2014 (3)         5,000  5,572
Port of Oakland CA Rev.                                                    5.25%       11/1/2015 (3)         5,000  5,544
Port of Oakland CA Rev.                                                    5.25%       11/1/2016 (3)         6,300  6,941
Rancho CA Water Dist. Finance Auth. Rev.                                  5.875%       11/1/2010 (3)         3,000  3,304
Rancho CA Water Dist. Finance Auth. Rev. PUT                               3.00%        8/1/2004 (3)        10,000 10,121
Redding CA Electric System COP                                            5.375%        6/1/2014 (2)         1,500  1,652
Redding CA Electric System COP                                            5.375%        6/1/2015 (2)         1,500  1,648
Redding CA Electric System COP                                            5.375%        6/1/2016 (2)         2,080  2,286
Riverside CA Electric Rev.                                                5.375%       10/1/2013 (2)         5,895  6,568
Riverside County CA Mortgage Rev.                                          8.35%        6/1/2013 (ETM)       6,650  8,971
Roseville CA Water Util. Rev. COP                                          5.20%       12/1/2015 (3)         5,000  5,498
Sacramento CA Cogeneration Auth. Rev.                                      5.25%        7/1/2011 (1)         4,730  5,249
Sacramento CA Cogeneration Auth. Rev.                                      5.25%        7/1/2014 (1)         5,500  6,079
Sacramento CA Cogeneration Auth. Rev.                                      5.25%        7/1/2015 (1)         5,755  6,338
Sacramento CA Cogeneration Auth. Rev.                                      5.00%        7/1/2017 (1)         4,760  5,080
Sacramento CA County Sanitation Dist. Financing Auth.                      6.00%       12/1/2013             2,500  2,941
Sacramento CA County Sanitation Dist. Financing Auth.                      6.00%       12/1/2015             2,500  2,932
Sacramento CA Financing Auth. Lease Rev.                                   5.00%       11/1/2014 (1)         4,170  4,606
Sacramento CA Financing Auth. Lease Rev.                                  5.375%       12/1/2014 (4)         6,025  6,777
Sacramento CA Muni. Util. Dist. Rev.                                       5.75%        1/1/2004 (1)(Prere.) 4,255  4,358
Sacramento CA Muni. Util. Dist. Rev.                                       5.75%        1/1/2010 (1)           745    763
Sacramento CA Muni. Util. Dist. Rev.                                       5.10%        7/1/2013 (2)         2,850  3,127
Sacramento CA Muni. Util. Dist. Rev.                                       5.25%       8/15/2013 (4)         1,000  1,109
Sacramento CA Muni. Util. Dist. Rev.                                       5.25%       8/15/2014 (4)         2,500  2,760
Sacramento CA Muni. Util. Dist. Rev.                                      5.125%        7/1/2015 (1)         8,270  9,014
Sacramento County CA Airport Rev.                                          5.00%        7/1/2013 (4)         1,005  1,079
Sacramento County CA Airport Rev.                                          5.25%        7/1/2014 (4)         1,060  1,147
Sacramento County CA Airport Rev.                                          5.25%        7/1/2017 (4)         1,230  1,308
Sacramento County CA Public Fac. Finance Corp. COP (Main Detention Fac.)   5.50%        6/1/2010 (1)(ETM)    5,500  6,217
Sacramento County CA Water Financing Auth. Rev. Agency Zones               4.25%        6/1/2012 (2)         1,100  1,164
Sacramento County CA Water Financing Auth. Rev. Agency Zones               5.00%        6/1/2015 (2)         1,235  1,348
Sacramento County CA Water Financing Auth. Rev. Agency Zones               5.00%        6/1/2016 (2)         1,195  1,294
Sacramento County CA Water Financing Auth. Rev. Agency Zones               5.00%        6/1/2018 (2)         1,430  1,527
Salinas Valley CA Solid Waste Auth. Rev.                                  5.625%        8/1/2014 (2)         1,085  1,200
Salinas Valley CA Solid Waste Auth. Rev.                                  5.625%        8/1/2015 (2)         1,150  1,266

-------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE MARKET
                                                                                            MATURITY        AMOUNT VALUE*
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                              COUPON                DATE         (000)  (000)
-------------------------------------------------------------------------------------------------------------------------
Salinas Valley CA Solid Waste Auth. Rev.                                  5.625%        8/1/2016 (2)        $1,215 $1,330
Salinas Valley CA Solid Waste Auth. Rev.                                  5.625%        8/1/2017 (2)         1,285  1,400
Salinas Valley CA Solid Waste Auth. Rev.                                  5.625%        8/1/2018 (2)         1,360  1,477
San Bernardino County CA Justice Center and Airport COP                    5.00%        7/1/2014 (1)         5,585  6,175
San Bernardino County CA Medical Center COP                                5.50%        8/1/2006 (1)         8,500  9,370
San Bernardino County CA Medical Center COP                                5.50%        8/1/2007 (1)         5,000  5,633
San Bernardino County CA Medical Center COP                                5.50%        8/1/2017 (1)         5,250  5,954
San Bernardino County CA Medical Center COP                                6.50%        8/1/2017 (1)         5,000  6,239
San Diego CA Financing Auth. Lease Rev.                                    5.25%        4/1/2012 (2)         3,000  3,311
San Diego CA Financing Auth. Lease Rev.                                    5.25%        4/1/2014 (2)         5,680  6,266
San Diego CA USD GO                                                        0.00%        7/1/2009 (3)         6,270  5,326
San Diego CA USD GO                                                        0.00%        7/1/2014 (3)         3,400  2,167
San Diego CA Water Util. Rev.                                             5.375%        8/1/2008 (3)(Prere.) 2,000  2,297
San Diego CA Water Util. Rev.                                             5.375%        8/1/2008 (3)(Prere.) 3,000  3,446
San Diego CA Water Util. Rev. COP                                         5.375%        8/1/2008 (3)(Prere.) 2,085  2,395
San Diego County CA Regional Transp. Auth. Sales Tax Rev.                  6.00%        4/1/2004 (2)         3,000  3,050
San Francisco CA Bay Area Rapid Transit Rev.                               5.55%        7/1/2005 (3)(Prere.) 2,260  2,434
San Francisco CA City & County COP (San Bruno Jail)                        5.25%       10/1/2014 (2)         2,860  3,167
San Francisco CA City & County COP (San Bruno Jail)                       5.125%       10/1/2017 (2)         1,000  1,081
San Francisco CA City & County Finance Corp. Lease Rev.
  (Moscone Center Expansion) VRDO                                          1.05%       12/8/2003 (2)         5,080  5,080
San Francisco CA City & County International Airport Rev.                  5.00%        5/1/2004 (1)         3,500  3,556
San Francisco CA City & County International Airport Rev.                  5.50%        5/1/2006 (3)(Prere.) 2,880  3,180
San Francisco CA City & County International Airport Rev.                  5.50%        5/1/2006 (3)(Prere.) 3,080  3,401
San Francisco CA City & County International Airport Rev.                  6.00%        5/1/2007 (1)         2,645  2,973
San Francisco CA City & County International Airport Rev.                  5.50%        5/1/2008 (4)         3,000  3,361
San Francisco CA City & County International Airport Rev.                  6.25%        5/1/2008 (1)         2,190  2,518
San Francisco CA City & County International Airport Rev.                  5.50%        5/1/2009 (4)         3,000  3,337
San Francisco CA City & County International Airport Rev.                  5.50%        5/1/2009 (4)         1,915  2,162
San Francisco CA City & County International Airport Rev.                  5.50%        5/1/2009 (4)         3,110  3,454
San Francisco CA City & County International Airport Rev.                  5.50%        5/1/2009 (1)         2,945  3,271
San Francisco CA City & County International Airport Rev.                  5.00%        5/1/2010 (3)         5,140  5,789
San Francisco CA City & County International Airport Rev.                  5.50%        5/1/2010 (1)         4,335  4,856
San Francisco CA City & County International Airport Rev.                  5.50%        5/1/2010 (3)         2,000  2,223
San Francisco CA City & County International Airport Rev.                  5.50%        5/1/2010 (4)         3,280  3,590
San Francisco CA City & County International Airport Rev.                  5.50%        5/1/2010 (4)         2,020  2,283
San Francisco CA City & County International Airport Rev.                  5.25%        5/1/2011 (3)         4,150  4,487
San Francisco CA City & County International Airport Rev.                  5.00%        5/1/2012 (3)         2,065  2,209
San Francisco CA City & County International Airport Rev.                  5.25%        5/1/2012 (3)         4,380  4,704
San Francisco CA City & County International Airport Rev.                  5.50%        5/1/2012 (4)         3,650  4,039
San Francisco CA City & County International Airport Rev.                  5.00%        5/1/2013 (3)         2,230  2,376
San Francisco CA City & County International Airport Rev.                  5.25%        5/1/2013 (1)         2,430  2,718
San Francisco CA City & County International Airport Rev.                  5.25%        5/1/2013 (2)         3,570  3,874
San Francisco CA City & County International Airport Rev.                  5.00%        5/1/2014 (3)         2,340  2,476
San Francisco CA City & County International Airport Rev.                  5.25%        5/1/2014 (1)         3,185  3,532
San Francisco CA City & County International Airport Rev.                  5.50%        5/1/2014 (4)         4,065  4,428
San Francisco CA City & County International Airport Rev.                  5.25%        5/1/2015 (1)         4,015  4,431
San Francisco CA City & County Redev. Agency Lease Rev. (Moscone Center)   5.00%        7/1/2016 (4)         3,270  3,500
San Francisco CA City & County Redev. Agency Lease Rev. (Moscone Center)   5.00%        7/1/2017 (4)         1,695  1,803

-------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE    MARKET
                                                                                            MATURITY      AMOUNT    VALUE*
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                              COUPON                DATE       (000)     (000)
-------------------------------------------------------------------------------------------------------------------------
San Francisco CA City & County Water Rev.                                  5.00%       11/1/2017 (1)      $4,865   $5,208
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.                0.00%       1/15/2006 (1)(ETM) 10,000    9,624
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.                0.00%       1/15/2011 (1)       7,140    5,516
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.                0.00%       1/15/2014 (1)       5,500    3,567
San Jose CA Airport Rev.                                                  5.375%        3/1/2013 (4)       4,945    5,598
San Jose CA Airport Rev.                                                  5.375%        3/1/2014 (4)       7,550    8,470
San Jose CA Airport Rev.                                                  5.375%        3/1/2015 (4)       7,950    8,887
San Jose CA Financing Auth. Lease Rev.                                     5.00%        9/1/2013 (1)       9,570   10,440
San Jose CA USD GO                                                         5.50%        8/1/2012 (3)       1,930    2,177
San Jose CA USD GO                                                         5.50%        8/1/2013 (3)       1,950    2,193
San Jose CA USD GO                                                         5.25%        8/1/2014 (4)       2,540    2,803
San Jose CA USD GO                                                         5.60%        8/1/2014 (3)       2,685    3,041
San Jose CA USD GO                                                         5.25%        8/1/2015 (4)       2,790    3,078
San Jose CA USD GO                                                         5.60%        8/1/2015 (3)       2,745    3,109
San Mateo CA Redev. Auth. Tax Allocation                                   4.75%        8/1/2010           1,375    1,506
San Mateo CA Redev. Auth. Tax Allocation                                   4.75%        8/1/2011           1,255    1,361
San Mateo CA Redev. Auth. Tax Allocation                                   5.00%        8/1/2012           1,000    1,081
San Mateo CA Redev. Auth. Tax Allocation                                   5.20%        8/1/2015           2,045    2,189
San Mateo CA Redev. Auth. Tax Allocation                                   5.25%        8/1/2016           2,225    2,377
San Mateo CA Union High School Dist. GO                                    0.00%        9/1/2010 (3)       1,200      961
San Mateo CA Union High School Dist. GO                                    0.00%        9/1/2012 (3)       1,180      837
San Mateo CA Union High School Dist. GO                                    0.00%        9/1/2013 (3)       1,715    1,149
San Mateo CA Union High School Dist. GO                                    0.00%        9/1/2014 (3)       1,500      949
San Mateo County CA Community College Dist. GO                            5.375%        9/1/2015 (3)       1,300    1,453
San Mateo County CA Community College Dist. GO                            5.375%        9/1/2018 (3)       1,515    1,664
San Mateo County CA Transp. Dist. Sales Tax Rev.                           5.25%        6/1/2013 (4)       1,865    2,055
San Mateo County CA Transp. Dist. Sales Tax Rev.                           5.25%        6/1/2014 (4)       4,275    4,722
San Ramon Valley CA USD GO                                                 0.00%        7/1/2007 (3)       3,950    3,648
Santa Ana CA Community Redev. Agency Tax Allocation (South Main Street)    5.00%        9/1/2017 (3)       2,550    2,744
Santa Ana CA Community Redev. Agency Tax Allocation (South Main Street)    5.00%        9/1/2018 (3)       2,685    2,871
Santa Ana CA Finance Auth. Rev.                                           5.375%        9/1/2009 (1)       3,040    3,477
Santa Ana CA Finance Auth. Rev.                                           5.375%        9/1/2010 (1)       1,600    1,810
Santa Barbara County CA COP                                                5.25%       12/1/2012 (2)       1,000    1,134
Santa Barbara County CA COP                                                5.25%       12/1/2013 (2)       2,355    2,650
Santa Barbara County CA COP                                                5.25%       12/1/2015 (2)       1,065    1,184
Santa Barbara County CA COP                                                5.25%       12/1/2016 (2)       1,760    1,945
Santa Barbara County CA COP                                                5.00%       12/1/2018 (2)       1,945    2,078
Santa Clara CA Electric Rev.                                               5.25%        7/1/2013 (1)       1,475    1,623
Santa Clara CA Electric Rev.                                               5.25%        7/1/2018 (1)       1,720    1,883
Santa Clara County CA Financing Auth. Lease Rev.                           7.75%      11/15/2010 (2)       4,500    5,831
Santa Clara County CA Financing Auth. Lease Rev.                           5.50%       5/15/2011 (2)       4,535    5,182
Santa Clara County CA Financing Auth. Lease Rev.                           7.75%      11/15/2011 (2)       1,000    1,311
Santa Clara County CA Financing Auth. Lease Rev.                           5.50%       5/15/2012 (2)       4,785    5,383
Santa Clara County CA Financing Auth. Lease Rev.                           5.00%      11/15/2017 (2)       5,500    5,877
Santa Margarita/Dana Point CA Auth. Rev.                                   5.50%        8/1/2008 (2)       3,345    3,788
Santa Margarita/Dana Point CA Auth. Rev.                                   5.50%        8/1/2009 (2)       3,860    4,382
Santa Margarita/Dana Point CA Auth. Rev.                                   7.25%        8/1/2009 (1)       2,000    2,488
Santa Margarita/Dana Point CA Auth. Rev.                                   5.50%        8/1/2010 (2)       2,245    2,550
Santa Margarita/Dana Point CA Auth. Rev.                                   7.25%        8/1/2010 (1)       4,630    5,832

-------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE  MARKET
                                                                                            MATURITY       AMOUNT  VALUE*
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                              COUPON                DATE        (000)   (000)
-------------------------------------------------------------------------------------------------------------------------
Santa Margarita/Dana Point CA Auth. Rev.                                   7.25%        8/1/2011 (1)       $1,640  $2,085
South Orange County CA Public Finance Auth. Rev.                           9.50%       8/15/2004 (3)        4,395   4,652
South Orange County CA Public Finance Auth. Rev.                           7.00%        9/1/2005 (1)        3,440   3,779
South Orange County CA Public Finance Auth. Rev.                           7.00%        9/1/2007 (1)        1,000   1,182
South Orange County CA Public Finance Auth. Rev.                           7.00%        9/1/2008 (1)        5,610   6,784
South Orange County CA Public Finance Auth. Rev.                           7.00%        9/1/2009 (1)        5,000   6,158
South Orange County CA Public Finance Auth. Rev.                           7.00%        9/1/2010 (1)        3,300   4,108
South Orange County CA Public Finance Auth. Rev.                           7.00%        9/1/2011 (1)        3,490   4,375
South Orange County CA Public Finance Auth. Rev.                          5.375%       8/15/2012 (4)        5,605   6,246
South Orange County CA Public Finance Auth. Rev.                           5.25%       8/15/2013 (2)        2,290   2,526
South Placer CA Wastewater Auth. Rev.                                      5.50%       11/1/2010(3)(Prere.)   660     774
South Placer CA Wastewater Auth. Rev.                                      5.50%       11/1/2010(3)(Prere.) 1,640   1,924
South Placer CA Wastewater Auth. Rev.                                      5.50%       11/1/2010(3)(Prere.) 2,190   2,570
South Placer CA Wastewater Auth. Rev.                                      5.50%       11/1/2010(3)(Prere.) 1,000   1,173
Southern California Public Power Auth. Rev. (Palo Verde Project) VRDO      1.05%       12/8/2003 (2)        3,700   3,700
Southern California Public Power Auth. Rev. (San Juan Unit)                5.50%        1/1/2013 (4)        3,500   4,012
Southern California Public Power Auth. Rev. (Transmission Project) VRDO    1.05%       12/8/2003 (2)LOC     2,300   2,300
Southern California Public Power Auth. Rev. (Transmission Project) VRDO    1.07%       12/8/2003 (4)        3,400   3,400
Tamalpais CA Union High School Dist. GO                                    5.00%        8/1/2014 (4)        1,780   1,942
Tamalpais CA Union High School Dist. GO                                    5.00%        8/1/2015 (4)        1,855   2,011
Tamalpais CA Union High School Dist. GO                                    5.00%        8/1/2016 (4)        1,930   2,077
Tamalpais CA Union High School Dist. GO                                    5.00%        8/1/2017 (4)        2,015   2,154
Tri-City CA Hosp. Dist.                                                    5.50%       2/15/2008 (1)        3,805   4,186
Tri-City CA Hosp. Dist.                                                    5.50%       2/15/2009 (1)        2,665   2,929
Tri-City CA Hosp. Dist.                                                   5.625%       2/15/2011 (1)        2,970   3,262
Tri-City CA Hosp. Dist.                                                   5.625%       2/15/2012 (1)        1,880   2,063
Tulare County CA COP                                                       5.80%      11/15/2004 (1)        1,000   1,045
Tulare County CA COP                                                       5.00%       8/15/2015 (1)        6,460   7,148
Univ. of California Rev.                                                   5.00%       5/15/2009 (2)       17,500  19,724
Univ. of California Rev. (Medical Center)                                 5.625%        7/1/2006(2)(Prere.) 6,660   7,407
Univ. of California Rev. (Multiple Purpose Project)                        5.00%        9/1/2013            1,000   1,069
Univ. of California Rev. (Multiple Purpose Project)                       5.125%        9/1/2013 (3)        3,150   3,439
Univ. of California Rev. (Multiple Purpose Project)                        5.00%        9/1/2014            8,485   9,205
Univ. of California Rev. (San Diego Medical Center)                       5.125%       12/1/2014 (4)        4,290   4,645
Univ. of California Rev. (San Diego Medical Center)                       5.125%       12/1/2015 (4)        4,515   4,862
Ventura County CA Community College Dist. GO                               5.00%        8/1/2014 (1)        2,800   3,079
Ventura County CA Community College Dist. GO                               5.00%        8/1/2016 (1)        3,100   3,359
Ventura County CA Community College Dist. GO                               5.00%        8/1/2017 (1)        2,300   2,473
Ventura County CA COP Public Finance Auth.                                5.375%       8/15/2013 (4)        4,320   4,809
Vista CA USD GO                                                           5.375%        8/1/2015 (4)        1,500   1,675
Vista CA USD GO                                                           5.375%        8/1/2016 (4)        1,885   2,092
Vista CA USD GO                                                           5.375%        8/1/2017 (4)        1,615   1,781
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)                  6.00%        6/1/2004 (1)        3,580   3,667
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)                  6.00%        6/1/2005 (1)        3,675   3,934
William S. Hart CA Union High School Dist. GO                              5.00%        9/1/2018 (1)        1,400   1,497
OUTSIDE CALIFORNIA:
Guam International Airport Auth. Rev.                                      5.00%       10/1/2008 (1)        4,915   5,436

-------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE  MARKET
                                                                                            MATURITY       AMOUNT  VALUE*
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND                              COUPON                DATE        (000)   (000)
-------------------------------------------------------------------------------------------------------------------------
Guam International Airport Auth. Rev.                                      5.00%       10/1/2010 (1)        6,050   6,646
Guam International Airport Auth. Rev.                                      5.00%       10/1/2011 (1)        6,400   6,989
Puerto Rico Aqueduct & Sewer Auth. Rev.                                    6.00%        7/1/2009 (1)        5,250   6,172
Puerto Rico Aqueduct & Sewer Auth. Rev.                                    6.25%        7/1/2012 (1)        1,000   1,212
Puerto Rico Electric Power Auth. Rev.                                      6.50%        7/1/2005 (1)        5,500   5,950
Puerto Rico Electric Power Auth. Rev.                                      5.00%        7/1/2010            7,500   8,233
Puerto Rico Electric Power Auth. Rev.                                      5.75%        7/1/2010(4)(Prere.) 3,700   4,347
Puerto Rico Electric Power Auth. Rev.                                      5.75%        7/1/2010(4)(Prere.) 2,700   3,172
Puerto Rico Electric Power Auth. Rev.                                      5.75%        7/1/2010(4)(Prere.) 4,000   4,699
Puerto Rico Electric Power Auth. Rev.                                      6.25%        7/1/2010 (1)        1,850   2,219
Puerto Rico Electric Power Auth. Rev.                                      5.00%        7/1/2011           12,500  13,644
Puerto Rico Electric Power Auth. Rev.                                      5.50%        7/1/2011 (4)        6,050   6,949
Puerto Rico Electric Power Auth. Rev.                                      6.00%        7/1/2012 (1)        8,235   9,832
Puerto Rico GO                                                             4.00%        7/1/2007            4,065   4,305
Puerto Rico GO                                                             5.00%        7/1/2008            3,715   4,095
Puerto Rico GO                                                             5.75%        7/1/2008 (1)        6,985   8,023
Puerto Rico GO                                                             5.75%        7/1/2010 (2)(ETM)   7,000   8,196
Puerto Rico GO                                                             5.50%        7/1/2011 (3)       12,975  15,043
Puerto Rico GO                                                             6.50%        7/1/2011 (1)        2,500   3,061
Puerto Rico Govt. Dev. Bank VRDO                                           1.01%       12/8/2003 (1)        7,200   7,200
Puerto Rico Highway & Transp. Auth. Rev.                                   5.25%        7/1/2009           10,000  11,166
Puerto Rico Highway & Transp. Auth. Rev.                                   5.25%        7/1/2010            5,000   5,562
Puerto Rico Highway & Transp. Auth. Rev.                                   5.50%        7/1/2013 (1)        2,250   2,612
Puerto Rico Highway & Transp. Auth. Rev. VRDO                              1.07%       12/8/2003 (2)        7,900   7,900
Puerto Rico Housing Finance Corp. Home Mortgage Rev.                       4.45%        6/1/2027            8,495   8,867
Puerto Rico Muni. Finance Agency                                          5.625%        8/1/2010 (4)       17,775  20,461
Puerto Rico Muni. Finance Agency                                           5.75%        8/1/2011 (4)        5,500   6,359
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.                         5.25%        7/1/2009           11,345  12,668
Univ. of Puerto Rico Rev.                                                  5.75%        6/1/2012 (1)        2,000   2,308
Univ. of Puerto Rico Rev.                                                  5.20%        6/1/2016 (1)        1,215   1,337
Univ. of Puerto Rico Rev.                                                  5.75%        6/1/2016 (1)        1,000   1,137
-------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $2,329,362)                                                                                             2,459,566
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               35,249
Liabilities                                                                                                      (39,659)
                                                                                                                 --------
                                                                                                                 (4,410)
                                                                                                                 --------
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                              $2,455,156
=========================================================================================================================


*See Note A in NOTES TO FINANCIAL STATEMENTS.
*Securities with a value of $7,834,000 have been segregated as initial margin for open futures contracts.
+Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of November 30, 2003. For key to abbreviations and other references, see page 49.

--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT NOVEMBER 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                       $2,313,711
Undistributed Net Investment Income                                           --
Accumulated Net Realized Gains                                             8,053
Unrealized Appreciation
  Investment Securities                                                  130,204
  Futures Contracts                                                        3,188
--------------------------------------------------------------------------------
NET ASSETS                                                            $2,455,156
================================================================================
Investor Shares--Net Assets
Applicable to 130,187,630 outstanding $.001 par value
  shares of beneficial interest (unlimited authorization)             $1,489,530
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                                $11.44
================================================================================
Admiral Shares--Net Assets
Applicable to 84,397,468 outstanding $.001 par value
  shares of beneficial interest (unlimited authorization)               $965,626
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                 $11.44
================================================================================
See Note D in NOTES TO FINANCIAL STATEMENTS for the tax-basis components of net assets.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE     MARKET
                                                                                             MATURITY        AMOUNT     VALUE*
CALIFORNIA LONG-TERM TAX-EXEMPT FUND                                      COUPON                 DATE         (000)      (000)
------------------------------------------------------------------------------------------------------------------------------
ABAG Finance Auth. for Non-Profit Corp. California
  (Children's Hosp. Medical Center) COP                                    6.00%        12/1/2029 (2)         $3000      $3429
ABAG Finance Auth. for Non-Profit Corp. California
  School of  the Mechanical Arts)                                          5.25%        10/1/2026              1000       1038
ABAG Finance Auth. for Non-Profit Corp. California
  School of  the Mechanical Arts)                                          5.30%        10/1/2032              3180       3302
Alameda CA Corridor Transp. Auth. Rev.                                     5.13%       10/1/2017  (1)          5000       5405
Alameda CA Corridor Transp. Auth. Rev.                                     5.13%       10/1/2018  (1)          2000       2150
Alameda County CA COP                                                      5.38%        12/1/2016 (1)          2000       2216
Alameda County CA COP                                                      5.38%        12/1/2017 (1)          1180       1300
Anaheim CA Convention Center COP                                           0.00%         8/1/2005 (1)          1250       1218
Anaheim CA Convention Center COP                                           0.00%         8/1/2006 (1)          3125       2969
Anaheim CA Public Finance Auth. Distribution System Rev.                   5.00%        10/1/2019              3005       3194
Anaheim CA Public Finance Auth. Distribution System Rev.                   5.00%        10/1/2021              3390       3559
Barstow CA Redev. Agency                                                   6.25%         9/1/2022 (1)          2225       2349
California Dept. of Veteran Affairs Rev.                                   5.45%        12/1/2019 (2)          9440       9964
California Educ. Fac. Auth. Rev. (College of Arts & Crafts)                6.88%         6/1/2019              1615       1921
California Educ. Fac. Auth. Rev. (College of Arts & Crafts)                5.75%         6/1/2025              2000       2041
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)                  0.00%        10/1/2015 (1)          1250        741
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)                  0.00%        10/1/2018 (1)          1580        781
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)                  0.00%        10/1/2020 (1)          1395        609
California Educ. Fac. Auth. Rev. (Occidental College)                      5.70%        10/1/2027 (1)         11565      12820
California Educ. Fac. Auth. Rev. (Univ. of Southern California)            5.00%        10/1/2033             12000      12242
California GO                                                              7.00%        11/1/2004 (3)(Prere.)  1935       2078
California GO                                                              6.25%         9/1/2012 (3)          9000      10787
California GO                                                              7.00%        11/1/2013 (3)            65         70
California GO                                                              5.25%        10/1/2014 (3)         15610      17121
California GO                                                              5.40%        12/1/2016 (4)          1000       1047
California GO                                                              6.00%         8/1/2019 (3)           210        220
California GO VRDO                                                         1.10%        12/1/2003 LOC          3000       3000
California Health Fac. Finance Auth. Rev. (Casa Colina)                    6.13%         4/1/2032             10000      10258
California Health Fac. Finance Auth. Rev. (Catholic Healthcare West)       5.75%         7/1/2015 (2)          4080       4425
California Health Fac. Finance Auth. Rev. (Catholic Healthcare West)       6.00%         7/1/2017 (1)         27900      31291
California Health Fac. Finance Auth. Rev. (Catholic Healthcare West)       4.75%         7/1/2019 (1)          4180       4214
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)              5.25%        10/1/2010 (2)          9785      10971
California Health Fac. Finance Auth. Rev. (Scripps Health)                 5.00%        10/1/2018 (1)          5000       5207
California Housing Finance Agency Home Mortgage Rev.                       0.00%         8/1/2015 (4)         31795      17864
California Housing Finance Agency Home Mortgage Rev.                       0.00%         8/1/2020 (4)         30235      11535
California Housing Finance Agency Home Mortgage Rev.                       6.05%         8/1/2027 (2)          5000       5235
California Housing Finance Agency Home Mortgage Rev.
(Multi-Family Housing III)                                                 5.38%         8/1/2028              1790       1810
California Housing Finance Agency Home Mortgage Rev.  VRDO                 1.04%        12/1/2003 (4)         20000      20000
California Infrastructure & Econ. Dev. Bank Rev.  (Asian Art Museum)       5.25%         6/1/2026 (1)          6245       6576
California Infrastructure & Econ. Dev. Bank Rev.
(J. David Gladstone Institute)                                             5.50%        10/1/2018              3905       4207

------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE     MARKET
                                                                                             MATURITY        AMOUNT     VALUE*
CALIFORNIA LONG-TERM TAX-EXEMPT FUND                                      COUPON                 DATE         (000)      (000)
------------------------------------------------------------------------------------------------------------------------------
ABAG Finance Auth. for Non-Profit Corp. California
  (Children's Hosp. Medical Center) COP                                    6.00%        12/1/2029 (2)        $3,000     $3,429
ABAG Finance Auth. for Non-Profit Corp.
  California  School of  the Mechanical Arts)                              5.25%        10/1/2026             1,000      1,038
ABAG Finance Auth. for Non-Profit Corp.
  California  School of  the Mechanical Arts)                              5.30%        10/1/2032             3,180      3,302
Alameda CA Corridor Transp. Auth. Rev.                                     5.13%        10/1/2017 (1)         5,000      5,405
Alameda CA Corridor Transp. Auth. Rev.                                     5.13%        10/1/2018 (1)         2,000      2,150
Alameda County CA COP                                                      5.38%        12/1/2016 (1)         2,000      2,216
Alameda County CA COP                                                      5.38%        12/1/2017 (1)         1,180      1,300
Anaheim CA Convention Center COP                                           0.00%         8/1/2005 (1)         1,250      1,218
Anaheim CA Convention Center COP                                           0.00%         8/1/2006 (1)         3,125      2,969
Anaheim CA Public Finance Auth. Distribution System Rev.                   5.00%        10/1/2019             3,005      3,194
Anaheim CA Public Finance Auth. Distribution System Rev.                   5.00%        10/1/2021             3,390      3,559
Barstow CA Redev. Agency                                                   6.25%         9/1/2022 (1)         2,225      2,349
California Dept. of Veteran Affairs Rev.                                   5.45%        12/1/2019 (2)         9,440      9,964
California Educ. Fac. Auth. Rev. (College of Arts & Crafts)                6.88%         6/1/2019             1,615      1,921
California Educ. Fac. Auth. Rev. (College of Arts & Crafts)                5.75%         6/1/2025             2,000      2,041
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)                  0.00%        10/1/2015 (1)         1,250        741
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)                  0.00%        10/1/2018 (1)         1,580        781
California Educ. Fac. Auth. Rev. (Loyola-Marymount Univ.)                  0.00%        10/1/2020 (1)         1,395        609
California Educ. Fac. Auth. Rev. (Occidental College)                      5.70%        10/1/2027 (1)        11,565     12,820
California Educ. Fac. Auth. Rev. (Univ. of Southern California)            5.00%        10/1/2033            12,000     12,242
California GO                                                              7.00%        11/1/2004 (3)(Prere.) 1,935      2,078
California GO                                                              6.25%         9/1/2012 (3)         9,000     10,787
California GO                                                              7.00%        11/1/2013 (3)            65         70
California GO                                                              5.25%        10/1/2014 (3)        15,610     17,121
California GO                                                              5.40%        12/1/2016 (4)         1,000      1,047
California GO                                                              6.00%         8/1/2019 (3)           210        220
California GO VRDO                                                         1.10%        12/1/2003 LOC         3,000      3,000
California Health Fac. Finance Auth. Rev. (Casa Colina)                    6.13%         4/1/2032            10,000     10,258
California Health Fac. Finance Auth. Rev. (Catholic Healthcare West)       5.75%         7/1/2015 (2)         4,080      4,425
California Health Fac. Finance Auth. Rev. (Catholic Healthcare West)       6.00%         7/1/2017 (1)        27,900     31,291
California Health Fac. Finance Auth. Rev. (Catholic Healthcare West)       4.75%         7/1/2019 (1)         4,180      4,214
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)              5.25%        10/1/2010 (2)         9,785     10,971
California Health Fac. Finance Auth. Rev. (Scripps Health)                 5.00%        10/1/2018 (1)         5,000      5,207
California Housing Finance Agency Home Mortgage Rev.                       0.00%         8/1/2015 (4)        31,795     17,864
California Housing Finance Agency Home Mortgage Rev.                       0.00%         8/1/2020 (4)        30,235     11,535
California Housing Finance Agency Home Mortgage Rev.                       6.05%         8/1/2027 (2)         5,000      5,235
California Housing Finance Agency Home Mortgage Rev.
  (Multi-Family Housing III)                                               5.38%         8/1/2028             1,790      1,810
California Housing Finance Agency Home Mortgage Rev.  VRDO                 1.04%        12/1/2003 (4)        20,000     20,000
California Infrastructure & Econ. Dev. Bank Rev.  (Asian Art Museum)       5.25%         6/1/2026 (1)         6,245      6,576
California Infrastructure & Econ. Dev. Bank Rev.
  (J. David Gladstone Institute)                                           5.50%        10/1/2018             3,905      4,207
California Infrastructure & Econ. Dev. Bank Rev.
  (J. David Gladstone Institute)                                           5.50%        10/1/2020             1,500      1,602
California Infrastructure & Econ. Dev. Bank Rev.
  (J. David Gladstone Institute)                                           5.25%        10/1/2034            20,040     20,386
California Infrastructure & Econ. Dev. Bank Rev.
  (Kaiser Hosp. Association)                                               5.50%         8/1/2031             7,610      7,758
California Infrastructure & Econ. Dev. Bank Rev.
  (Kaiser Hosp. Association)                                               5.55%         8/1/2031             5,500      5,643
California Infrastructure & Econ. Dev. Bank Rev.
  (YMCA of Metropolitan LA)                                                5.25%         2/1/2026 (2)         4,750      5,011
California Pollution Control Financing Auth.
  Solid Waste  Disposal Rev. (Republic Services) PUT                       5.25%        12/1/2017            10,000     10,250
California Polytechnical Univ. Rev. (Pomona Student Union)                 5.63%         7/1/2026 (3)         3,000      3,291
California Polytechnical Univ. Rev. (Pomona Student Union)                 5.63%         7/1/2030 (3)         5,260      5,773
California Public Works Board Lease Rev.  (Dept. of Corrections)           5.00%         6/1/2010 +           4,000      4,321
California Public Works Board Lease Rev.  (Dept. of Corrections)           5.00%         6/1/2011 +           3,500      3,756
California Public Works Board Lease Rev.  (Dept. of Corrections)           5.00%         6/1/2012 +           5,000      5,316
California Public Works Board Lease Rev.  (Dept. of Corrections)           5.63%        11/1/2016 (1)         3,200      3,603
California Public Works Board Lease Rev.  (Dept. of Corrections)           5.50%         1/1/2017 (2)        22,285     24,365
California Public Works Board Lease Rev.  (Dept. of Corrections)           6.50%         9/1/2017 (2)        30,000     36,975
California Public Works Board Lease Rev.  (Dept. of Health Services)       5.75%        11/1/2024 (1)         7,885      8,491
California Public Works Board Lease Rev. (UCLA Hosp.)                      5.38%        10/1/2019 (4)         6,375      6,927
California Public Works Board Lease Rev.  (Univ. of California)            5.38%        10/1/2017 (2)        10,250     11,356
California Rural Home Mortgage Finance Auth.  Single Family Mortgage Rev.  7.00%         9/1/2029             2,245      2,286
California Rural Home Mortgage Finance Auth.  Single Family Mortgage Rev.  6.35%        12/1/2029             1,810      1,903
California State Dept. Water Resources Power Supply Rev.                   6.00%         5/1/2013            18,000     20,580
California State Dept. Water Resources Power Supply Rev.                   5.13%         5/1/2019            20,000     20,641
California State Dept. Water Resources Power Supply Rev.  VRDO             1.05%        12/1/2003 LOC         1,400      1,400
California State Dept. Water Resources Power Supply Rev.  VRDO             1.08%        12/1/2003 LOC        10,050     10,050
California State Dept. Water Resources Power Supply Rev.  VRDO             1.12%        12/8/2003 LOC         8,800      8,800
California State Univ. Rev. & Colleges Housing System Rev.                 5.63%        11/1/2024 (3)         6,920      7,591
California Statewide Community Dev. Auth. Rev.  (Catholic Healthcare West) 6.50%         7/1/2020             8,000      8,640
California Statewide Community Dev. Auth. Rev.
  (Henry Mayo Newhall Memorial Hosp.)                                      5.00%        10/1/2018             5,875      5,987
California Statewide Community Dev. Auth. Rev.  (Irvine Apartments) PUT    5.10%        5/17/2010             3,225      3,415
California Statewide Community Dev. Auth. Rev.  (Irvine Apartments) PUT    5.25%        5/15/2013             7,000      7,272

------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE     MARKET
                                                                                             MATURITY        AMOUNT     VALUE*
CALIFORNIA LONG-TERM TAX-EXEMPT FUND                                      COUPON                 DATE         (000)      (000)
------------------------------------------------------------------------------------------------------------------------------

California Statewide Community Dev. Auth. Rev.  (Kaiser Permanente)        5.50%        11/1/2032           $18,250    $18,574
California Statewide Community Dev. Auth. Rev.
  (Los Angeles Orthopaedic Hosp. Foundation)                               5.75%         6/1/2030 (2)         8,000      8,727
California Statewide Community Dev. Auth. Rev.  (Memorial Health Services) 6.00%        10/1/2023            20,000     21,262
California Statewide Community Dev. Auth. Rev.  (Sutter Health)            5.50%        8/15/2034            10,885     11,091
Capistrano CA Unified Public Schools Rev.                                  5.70%         9/1/2016 (2)        10,000     11,226
Central Coast California Water Auth. Rev.                                  5.00%        10/1/2016 (2)         6,850      7,361
Chino Basin CA Regional Financing Auth. Rev.
  (Inland Empire Util. Agency Sewer)                                       5.75%        11/1/2019 (1)         3,325      3,802
Chino Basin CA Regional Financing Auth. Rev.
  (Inland Empire Util. Agency Sewer)                                       5.75%        11/1/2022 (1)         1,000      1,128
Chino Basin CA Regional Financing Auth. Rev.
  (Muni. Water Dist. Sewer System)                                         6.00%         8/1/2016 (2)         5,500      5,776
Clovis CA USD GO                                                           0.00%         8/1/2007 (3)(ETM)   15,000     13,893
Clovis CA USD GO                                                           0.00%         8/1/2008 (3)(ETM)   14,265     12,722
Clovis CA USD GO                                                           0.00%         8/1/2009 (3)(ETM)   12,155     10,399
Clovis CA USD GO                                                           0.00%         8/1/2009 (3)(ETM)    7,570      6,477
Clovis CA USD GO                                                           0.00%         8/1/2010 (3)(ETM)   21,485     17,466
Clovis CA USD GO                                                           0.00%         8/1/2011 (3)(ETM)    1,625      1,247
Clovis CA USD GO                                                           0.00%         8/1/2013 (3)         4,935      3,319
Clovis CA USD GO                                                           0.00%         8/1/2015 (3)         2,770      1,657
Clovis CA USD GO                                                           0.00%         8/1/2016 (3)         2,865      1,616
Clovis CA USD GO                                                           0.00%         8/1/2018 (3)         3,645      1,822
Contra Costa CA Water Dist. Rev.                                           5.50%        10/1/2004 (1)(Prere.) 3,000      3,170
Culver City CA Wastewater Fac. Rev.                                        5.70%         9/1/2029 (3)         5,000      5,550
East Bay CA Muni. Util. Dist. Water System Rev.                            6.50%         6/1/2004 (2)(Prere.) 2,000      2,095
East Bay CA Muni. Util. Dist. Water System Rev.                            5.25%         6/1/2018             4,000      4,438
Eastern California Muni. Water. Dist. Water & Sewer Rev.                   6.75%         7/1/2012 (3)         8,500     10,372
Elsinore Valley CA Muni. Water Dist. COP                                   6.00%         7/1/2012 (3)         2,210      2,614
Escondido CA Union High School Dist.                                       0.00%        11/1/2020 (1)         4,000      1,746
Evergreen CA School Dist. GO                                              5.625%         9/1/2004 (3)         6,300      6,908
Foothill/Eastern Corridor Agency California Toll Road Rev.                 5.00%        1/15/2016 (1)         8,400      8,942
Foothill/Eastern Corridor Agency California Toll Road Rev.                5.125%        1/15/2019 (1)         5,200      5,503
Foothill/Eastern Corridor Agency California Toll Road Rev.                 0.00%        1/15/2026            10,000      7,345
Foothill/Eastern Corridor Agency California Toll Road Rev.                 0.00%        1/15/2028 (1)        15,000     12,049
Foothill/Eastern Corridor Agency California Toll Road Rev.                 0.00%        1/15/2033            10,000      1,774
Foothill/Eastern Corridor Agency California Toll Road Rev.                 0.00%        1/15/2034            10,000      1,667
Foothill/Eastern Corridor Agency California Toll Road Rev.                 5.75%        1/15/2040 (1)        12,000     13,410
Foothill-De Anza CA Community College Dist. GO                             0.00%         8/1/2017 (1)         3,000      1,591
Foothill-De Anza CA Community College Dist. GO                             0.00%         8/1/2022 (1)         3,850      1,488
Foothill-De Anza CA Community College Dist. GO                             6.00%         8/1/2022             5,590      6,665
Foothill-De Anza CA Community College Dist. GO                             0.00%         8/1/2023 (1)         3,590      1,297
Foothill-De Anza CA Community College Dist. GO                             0.00%         8/1/2025 (1)         2,390        759
Fresno CA Airport Rev.                                                     5.50%         7/1/2030 (4)         1,500      1,612
Fullerton Univ. California Rev.                                            5.70%         7/1/2020 (1)         2,165      2,447
Golden State Tobacco Securitization Corp. California                      5.375%         6/1/2028            25,000        246
Hartnell CA Community College District GO                                  5.00%         8/1/2019 (1)         1,550      1,646
Hartnell CA Community College District GO                                  5.00%         8/1/2020 (1)         1,735      1,832

------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE     MARKET
                                                                                             MATURITY        AMOUNT     VALUE*
CALIFORNIA LONG-TERM TAX-EXEMPT FUND                                      COUPON                 DATE         (000)      (000)
------------------------------------------------------------------------------------------------------------------------------
Hartnell CA Community College District GO                                  5.00%         8/1/2023 (1)        $2,370     $2,453
Helix CA Water Dist. COP                                                   5.00%         4/1/2019 (4)         4,250      4,479
Kern CA Community College Dist. GO                                         5.00%        11/1/2019 (3)         3,085      3,281
Kern CA Community College Dist. GO                                         5.00%        11/1/2020 (3)         3,655      3,863
Kern CA High School Dist. GO                                               6.25%         8/1/2011 (1)(ETM)    1,065      1,293
Kern CA High School Dist. GO                                               6.40%         8/1/2014 (1)(ETM)    1,490      1,844
Kern CA High School Dist. GO                                               6.40%         8/1/2015 (1)(ETM)    1,645      2,040
Kern CA High School Dist. GO                                               6.40%         8/1/2016 (1)(ETM)    1,815      2,251
La Mesa-Spring Valley CA School Dist. GO                                  5.375%         8/1/2018 (3)         1,570      1,723
La Mesa-Spring Valley CA School Dist. GO                                  5.375%         8/1/2019 (3)         1,775      1,937
La Mesa-Spring Valley CA School Dist. GO                                  5.375%         8/1/2020 (3)         2,000      2,172
La Mesa-Spring Valley CA School Dist. GO                                  5.375%         8/1/2021 (3)         1,890      2,041
Long Beach CA Finance Auth. Lease Rev.  (Aquarium of the South Pacific)    5.50%        11/1/2013 (2)         3,680      4,147
Long Beach CA Finance Auth. Lease Rev.  (Aquarium of the South Pacific)    5.50%        11/1/2018 (2)         4,675      5,228
Long Beach CA Finance Auth. Lease Rev.  (Rainbow Harbor)                  5.125%         5/1/2020 (2)         5,500      5,837
Long Beach CA Finance Auth. Lease Rev.  (Temple & Willis Fac.)             5.50%        10/1/2018 (1)         5,030      5,628
Long Beach CA Harbor Rev.                                                  5.50%        5/15/2009             8,540      9,611
Long Beach CA Harbor Rev.                                                  6.00%        5/15/2011 (3)         3,695      4,279
Long Beach CA Harbor Rev.                                                  6.00%        5/15/2017 (3)         1,200      1,416
Los Angeles CA Community College Dist. GO                                  5.50%         8/1/2018 (1)         8,810      9,839
Los Angeles CA Dept. of Water & Power Rev.                                 5.00%       10/15/2018 (1)        11,600     12,314
Los Angeles CA Dept. of Water & Power Rev.                                 5.25%         7/1/2019             6,730      7,159
Los Angeles CA Dept. of Water & Power Rev.                                 5.25%         7/1/2021 (4)         2,830      3,029
Los Angeles CA Dept. of Water & Power Rev.                                 5.00%         7/1/2043 (3)         5,000      5,073
Los Angeles CA Dept. of Water & Power Rev. VRDO                            1.11%        12/1/2003             5,500      5,500
Los Angeles CA Dept. of Water & Power Rev. VRDO                            1.05%        12/8/2003             2,600      2,600
Los Angeles CA Dept. of Water & Power Rev. VRDO                            1.10%        12/8/2003             8,000      8,000
Los Angeles CA Harbor Dept. Rev.                                           5.50%         8/1/2017 (2)         3,095      3,333
Los Angeles CA Harbor Dept. Rev.                                           5.50%         8/1/2019 (2)         5,975      6,379
Los Angeles CA Harbor Dept. Rev.                                           5.50%         8/1/2020 (2)         9,455     10,037
Los Angeles CA USD GO                                                      6.00%         7/1/2010 (3)         5,250      6,227
Los Angeles CA USD GO                                                      5.25%         7/1/2014 (1)(Prere.)12,715     14,261
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.                  5.25%         7/1/2016 (1)         7,200      8,233
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.                  5.25%         7/1/2017 (1)         7,700      8,413
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.                  5.00%         7/1/2019 (4)         6,170      6,506
Los Angeles County CA Public Works Financing Auth. Rev.                    5.50%        10/1/2012             4,500      5,059
Los Angeles County CA Public Works Financing Auth. Rev.                    5.00%        10/1/2016 (1)         8,540      9,177
Los Angeles County CA Public Works Financing Auth. Rev.                   5.125%         6/1/2017 (2)         6,865      7,411
Los Angeles County CA Public Works Financing Auth. Rev.                    5.50%        10/1/2018 (4)         2,700      3,104
Los Angeles County CA Public Works Financing Auth. Rev.                    5.25%         5/1/2002 (2)         4,700      4,992
Los Angeles County CA Public Works Financing Auth. Rev.                   5.125%        12/1/2029 (2)        16,000     16,411
Los Angeles County CA Schools COP                                          0.00%         8/1/2014 (2)         1,000        633
Los Angeles County CA Schools COP                                          0.00%         8/1/2020 (2)         2,095        921
Metro. Water Dist. of Southern California Rev.                             5.50%         7/1/2005 (1)(Prere.)21,225     23,047
Metro. Water Dist. of Southern California Rev.                             8.00%         7/1/2008 (ETM)       2,000      2,501
Metro. Water Dist. of Southern California Rev. VRDO                        1.05%        12/8/2003 (2)         2,430      2,430
Modesto CA High School Dist. GO                                            0.00%         8/1/2015 (3)         5,000      2,991

------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE     MARKET
                                                                                             MATURITY        AMOUNT     VALUE*
CALIFORNIA LONG-TERM TAX-EXEMPT FUND                                      COUPON                 DATE         (000)      (000)
------------------------------------------------------------------------------------------------------------------------------
Modesto CA High School Dist. GO                                            0.00%         8/1/2017 (3)        $3,000     $1,591
Modesto CA High School Dist. GO                                            0.00%         8/1/2018 (3)         3,225      1,612
Modesto CA Irrigation Dist. COP                                            5.00%         7/1/2019 (1)         3,475      3,684
Modesto CA Irrigation Dist. COP                                            5.00%         7/1/2020 (1)         2,175      2,292
Modesto CA Irrigation Dist. Finance Auth. Rev.  (Domestic Water Project)   5.75%         9/1/2005 (2)(Prere.) 3,750      4,112
Modesto CA Irrigation Dist. Finance Auth. Rev.  (Woodland Project)         6.50%        10/1/2011 (2)(ETM)    8,125      9,694
Modesto CA Irrigation Dist. Finance Auth. Rev.  (Woodland Project)         6.50%        10/1/2022 (2)(ETM)    9,750     12,152
Monterey Park CA Redev. Agency Tax Allocation                              5.00%         9/1/2016 (4)         1,010      1,241
Monterey Park CA Redev. Agency Tax Allocation                              5.00%         9/1/2017 (4)         1,060      1,034
Monterey Park CA Redev. Agency Tax Allocation                              5.00%         9/1/2018 (4)         1,115      1,186
Monterey Park CA Redev. Agency Tax Allocation                              5.00%         9/1/2019 (4)         1,120      1,184
Monterey Park CA Redev. Agency Tax Allocation                              5.00%         9/1/2020 (4)         1,180      1,241
MSR California Public Power Agency (San Juan Project)                     6.125%         7/1/2013 (2)         8,000      9,590
MSR California Public Power Agency (San Juan Project)                      6.75%         7/1/2020 (1)(ETM)   38,145     47,203
MSR California Public Power Agency (San Juan Project)  VRDO                1.07%        12/1/2003 (1)         6,500      6,500
Natomas CA USD                                                             5.20%         9/1/2019 (3)         5,000      5,386
New Haven CA USD GO                                                       12.00%         8/1/2016 (4)         2,480      4,334
New Haven CA USD GO                                                       12.00%         8/1/2017 (4)         1,500      2,669
Newark CA USD GO                                                           0.00%         8/1/2011 (4)         1,670      1,264
Newark CA USD GO                                                           0.00%         8/1/2012 (4)         1,820      1,295
Newark CA USD GO                                                           0.00%         8/1/2013 (4)         2,050      1,379
Newport Beach CA Rev. (Hoag Memorial Hosp.) VRDO                           1.02%        12/1/2003             5,000      5,000
North City West CA School Fac. Finance Auth.                               6.00%         9/1/2019 (4)         2,000      2,264
North Orange County CA Community College Dist. GO                         5.375%         8/1/2017 (1)         5,080      5,639
Northern California Power Agency (Hydroelectric Project)                   6.30%         7/1/2018 (1)        10,000     12,246
Northern California Power Agency (Hydroelectric Project)                   7.50%         7/1/2021 (2)(Prere.) 1,810      2,443
Oakland CA Joint Powers Financing Auth. Lease Rev.
  (Oakland Convention Center)                                              5.50%        10/1/2012 (2)         3,545      4,077
Oakland CA Redev. Agency (Central Dist.)                                   5.50%         2/1/2014 (2)         5,500      6,324
Oakland CA Redev. Agency Tax Allocation (Coliseum Area)                    5.25%         9/1/2027             2,380      2,416
Oakland CA Redev. Agency Tax Allocation (Coliseum Area)                    5.25%         9/1/2033             3,730      3,779
Oceanside CA Community Dev. Comm. Multifamily  Rental Housing Rev. PUT     4.45%         4/1/2011             4,260      4,445
Orange County CA Sanitation Dist. COP VRDO                                 1.07%        12/1/2003             3,295      3,295
Palmdale CA COP                                                            5.25%         9/1/2019 (1)         1,310      1,432
Palmdale CA COP                                                            5.25%         9/1/2020 (1)         1,450      1,575
Palmdale CA COP                                                            5.25%         9/1/2021 (1)         1,605      1,734
Palmdale CA COP                                                            5.25%         9/1/2022 (1)         1,765      1,894
Palo Alto CA Improvement Rev. (Univ. Avenue Area Parking)                  5.70%         9/2/2018             1,000      1,021
Palo Alto CA Improvement Rev. (Univ. Avenue Area Parking)                  5.70%         9/2/2019             1,000      1,021
Palo Alto CA Improvement Rev. (Univ. Avenue Area Parking)                  5.75%         9/2/2020             1,000      1,021
Palo Alto CA Improvement Rev. (Univ. Avenue Area Parking)                  5.75%         9/2/2026             5,000      5,102
Palomar Pomerado Health System California Rev.                            5.375%        11/1/2011 (1)         3,865      4,291
Palomar Pomerado Health System California Rev.                            5.375%        11/1/2013 (1)         6,730      7,329
Paramount CA Redev. Agency Tax Allocation                                  5.00%         8/1/2019 (1)         2,500      2,641
Paramount CA Redev. Agency Tax Allocation                                  5.00%         8/1/2020 (1)         2,500      2,625
Pittsburg CA Redev. Agency Tax Allocation  (Los Medanos Community Dev.)    0.00%         8/1/2019 (2)         1,150        538

------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE     MARKET
                                                                                             MATURITY        AMOUNT     VALUE*
CALIFORNIA LONG-TERM TAX-EXEMPT FUND                                      COUPON                 DATE         (000)      (000)
------------------------------------------------------------------------------------------------------------------------------
Pittsburg CA Redev. Agency Tax Allocation  (Los Medanos Community Dev.)    0.00%         8/1/2021 (2)        $2,575     $1,060
Pittsburg CA Redev. Agency Tax Allocation  (Los Medanos Community Dev.)    0.00%         8/1/2022 (2)         3,755      1,443
Pittsburg CA Redev. Agency Tax Allocation  (Los Medanos Community Dev.)    0.00%         8/1/2024 (2)         1,000        336
Pittsburg CA Redev. Agency Tax Allocation  (Los Medanos Community Dev.)    5.70%         8/1/2032 (4)         7,000      7,742
Pomona CA USD GO                                                           5.60%         8/1/2014 (1)(ETM)    1,585      1,850
Pomona CA USD GO                                                           5.60%         8/1/2015 (1)(ETM)    2,000      2,331
Pomona CA USD GO                                                           5.60%         8/1/2016 (1)(ETM)    1,000      1,161
Pomona CA USD GO                                                           7.50%         8/1/2017 (1)(ETM)    2,540      3,427
Port of Oakland CA Rev.                                                   5.625%        11/1/2011 (3)         9,260     10,329
Port of Oakland CA Rev.                                                    5.40%        11/1/2017 (1)        16,705     18,563
Port of Oakland CA Rev.                                                    5.50%        11/1/2017 (1)         4,350      4,684
Port of Oakland CA Rev.                                                    5.60%        11/1/2019 (1)        22,280     25,098
Rancho CA Water Dist. Finance Auth. Rev.                                  5.875%        11/1/2010 (3)         3,585      3,948
Rancho CA Water Dist. Finance Auth. Rev. PUT                               3.00%         8/1/2004 (3)        10,000     10,120
Rancho Mirage CA Redev. Agency Tax Allocation                             5.125%         4/1/2021 (1)         2,650      2,794
Rancho Mirage CA Redev. Agency Tax Allocation                              5.25%         4/1/2026 (1)         2,905      3,047
Rancho Mirage CA Redev. Agency Tax Allocation                              5.25%         4/1/2033 (1)         3,000      3,136
Riverside County CA Asset Leasing Corp. Leasehold Rev.
  (Riverside County Hosp.)                                                 0.00%         6/1/2013 (1)         5,000      3,362
Riverside County CA Asset Leasing Corp. Leasehold Rev.
  (Riverside County Hosp.)                                                 0.00%         6/1/2014 (1)         2,000      1,269
Riverside County CA Asset Leasing Corp. Leasehold Rev.
  (Riverside County Hosp.)                                                 0.00%         6/1/2015 (1)         2,000      1,194
Sacramento CA Financing Auth. Lease Rev.                                  5.375%        11/1/2014 (2)         9,750     11,150
Sacramento CA Financing Auth. Lease Rev.                                   5.40%        11/1/2020 (2)         6,785      7,649
Sacramento CA Muni. Util. Dist. Rev.                                       6.25%        8/15/2010 (1)(ETM)   33,800     40,547
Sacramento CA Muni. Util. Dist. Rev.                                       5.80%         7/1/2019 (2)         6,000      7,067
Sacramento CA Muni. Util. Dist. Rev.                                       5.90%         7/1/2020 (2)        15,850     18,835
Sacramento County CA Airport Rev.                                          5.25%         7/1/2018 (4)         2,305      2,504
Sacramento County CA Airport Rev.                                          5.25%         7/1/2018 (4)         1,295      1,367
Sacramento County CA Public Fac. Finance Corp. COP  (Main Detention Fac.)  5.50%         6/1/2010 (1)(ETM)    5,760      6,511
San Bernardino CA Multifamily Housing Rev.
  (Alta Park Mountain Vista Apartments) PUT                                4.45%         5/1/2011             7,000      7,306
San Bernardino County CA Medical Center COP                                5.50%         8/1/2005 (1)(Prere.)12,790     13,929
San Bernardino County CA Medical Center COP                                6.50%         8/1/2017 (1)        17,915     22,356
San Diego CA USD GO                                                        0.00%         7/1/2015 (3)         5,370      3,224
San Diego CA USD GO                                                        0.00%         7/1/2016 (3)         4,565      2,584
San Diego CA USD GO                                                        0.00%         7/1/2018 (3)         9,500      4,768
San Diego CA Water Auth. Rev. COP                                          5.25%         5/1/2015 (3)        14,290     15,722
San Diego CA Water Auth. Rev. COP                                          5.00%         5/1/2017             2,300      2,453
San Diego County CA COP                                                    5.25%        10/1/2021             1,485      1,556
San Diego County CA COP                                                    5.25%        10/1/2028             2,745      2,823
San Diego County CA COP                                                   5.375%        10/1/2041             8,545      8,827
San Francisco CA Bay Area Rapid Transit Rev.                               6.75%         7/1/2010 (2)         6,370      7,810
San Francisco CA Bay Area Rapid Transit Rev.                               6.75%         7/1/2011 (2)         7,455      9,203
San Francisco CA Building Auth. Rev. (Civic Center Complex)                5.25%        12/1/2016 (2)        22,575     24,837

------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE     MARKET
                                                                                             MATURITY        AMOUNT     VALUE*
CALIFORNIA LONG-TERM TAX-EXEMPT FUND                                      COUPON                 DATE         (000)      (000)
------------------------------------------------------------------------------------------------------------------------------
San Francisco CA City & County Finance Corp. Lease Rev.
  (Moscone Center Expansion) VRDO                                          1.05%        12/8/2003 (2)        $8,900     $8,900
San Francisco CA City & County International Airport Rev.                  5.25%         5/1/2016 (1)         4,305      4,722
San Francisco CA City & County International Airport Rev.                  5.25%         5/1/2018 (1)         4,770      5,175
San Francisco CA City & County International Airport Rev.                  5.25%         5/1/2019 (1)         5,020      5,416
San Francisco CA City & County International Airport Rev.                 5.125%         5/1/2020 (1)         6,320      6,514
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.                0.00%        1/15/2021 (1)        12,385      5,244
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.                0.00%        1/15/2024 (1)        15,000      5,192
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.                0.00%        1/15/2025 (1)        18,250      5,932
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.                0.00%        1/15/2030 (1)         7,000      1,700
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.                0.00%        1/15/2031 (1)        11,950      2,742
San Jose CA Redev. Agency                                                  6.00%         8/1/2011 (1)         8,845     10,469
San Jose CA Redev. Agency                                                  5.00%         8/1/2018 (1)         1,525      1,615
San Jose CA USD GO                                                         0.00%         8/1/2013 (4)         2,220      1,493
San Jose CA USD GO                                                         0.00%         8/1/2014 (4)         2,610      1,657
San Jose CA USD GO                                                         0.00%         8/1/2016 (4)         2,000      1,128
San Jose CA USD GO                                                         0.00%         8/1/2018 (4)         1,785        892
San Jose CA USD GO                                                         0.00%         8/1/2019 (4)         2,210      1,040
San Jose CA USD GO                                                         0.00%         8/1/2020 (4)         4,930      2,178
San Marcos Public Fac. Auth. Tax Allocation                                5.00%         8/1/2021 (3)         1,325      1,383
San Marcos Public Fac. Auth. Tax Allocation                                5.00%         8/1/2022 (3)         2,295      2,386
San Marcos Public Fac. Auth. Tax Allocation                                5.00%         8/1/2026 (3)         2,360      2,418
San Marcos Public Fac. Auth. Tax Allocation                                5.00%         8/1/2033 (3)         3,820      3,893
San Mateo CA Redev. Auth. Tax Allocation                                   5.40%         8/1/2019             2,575      2,739
San Mateo CA Redev. Auth. Tax Allocation                                   5.40%         8/1/2020             1,000      1,058
San Mateo CA Redev. Auth. Tax Allocation                                   5.50%         8/1/2021             2,635      2,799
San Mateo County CA Community College Dist. GO                             5.00%         9/1/2021 (3)         1,000      1,045
San Mateo County CA Finance Auth. Rev.                                     6.50%         7/1/2013 (1)        14,560     17,808
San Mateo County CA Joint Powers Auth. Lease Rev.                          5.00%         7/1/2021 (1)         3,500      3,773
San Mateo County CA Transp. Dist. Sales Tax Rev.                           5.25%         6/1/2015 (4)         4,525      4,981
San Ramon Valley CA USD GO                                                 0.00%         7/1/2009 (3)         4,895      4,158
San Ramon Valley CA USD GO                                                 0.00%         7/1/2010 (3)         7,050      5,682
San Ramon Valley CA USD GO                                                 0.00%         7/1/2012 (3)         6,645      4,744
San Ramon Valley CA USD GO                                                 0.00%         7/1/2013 (3)         7,430      5,015
San Ramon Valley CA USD GO                                                 0.00%         7/1/2014 (3)         8,290      5,283
San Ramon Valley CA USD GO                                                 0.00%         7/1/2015 (3)         5,605      3,365
Santa Ana CA Finance Auth. Rev.                                            6.25%         7/1/2016 (1)         5,345      6,525
Santa Ana CA Finance Auth. Rev.                                            6.25%         7/1/2017 (1)         2,000      2,449
Santa Clara CA Electric Rev.                                               5.25%         7/1/2019 (1)         2,200      2,393
Santa Clara CA Electric Rev.                                               5.25%         7/1/2020 (1)         1,550      1,676
Santa Clara CA Electric Rev.                                               5.00%         7/1/2021 (1)         4,895      5,134
Santa Clara CA Redev. Agency (Bayshore North)                              7.00%         7/1/2010 (2)         7,000      8,425
Santa Clara CA Redev. Agency (Bayshore North)                              5.00%         6/1/2019 (1)         1,000      1,056
Santa Clara CA Redev. Agency (Bayshore North)                              5.00%         6/1/2021 (1)         1,000      1,043
Santa Clara County CA Financing Auth. Lease Rev.                           5.50%        5/15/2013 (2)         5,050      5,659
Santa Clara County CA Financing Auth. Lease Rev.                           5.50%        5/15/2014 (2)         5,325      5,967
Santa Clara County CA Financing Auth. Lease Rev.                           5.50%        5/15/2015 (2)         5,620      6,298
Santa Monica-Malibu CA USD Rev.                                            0.00%         8/1/2020 (3)         6,715      2,966
Santa Rosa CA Waste Water Rev.                                             6.00%         7/2/2015 (2)         7,000      8,375
Santa Rosa CA Waste Water Rev.                                             6.00%         9/1/2015 (3)         5,580      6,700
Solano County CA COP                                                       5.25%        11/1/2019 (1)         3,785      4,090

------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE     MARKET
                                                                                             MATURITY        AMOUNT     VALUE*
CALIFORNIA LONG-TERM TAX-EXEMPT FUND                                      COUPON                 DATE         (000)      (000)
------------------------------------------------------------------------------------------------------------------------------
Solano County CA COP                                                       5.25%        11/1/2021 (1)        $3,770     $4,030
South Orange County CA Public Finance Auth. Rev.                           9.50%        8/15/2004 (3)         3,000      3,175
South Orange County CA Public Finance Auth. Rev.                           7.00%         9/1/2011 (1)         3,000      3,761
Southern California Public Power Auth. Rev.  (Transmission Project)        5.75%         7/1/2021 (1)           220        223
Southern California Public Power Auth. Rev.  (Transmission Project) VRDO   1.05%        12/8/2003 (2)LOC      5,285      5,285
Southern California Public Power Auth. Rev.  (Transmission Project) VRDO   1.07%        12/8/2003 (4)         5,400      5,400
Southern California Public Power Auth. Rev.  (Transmission Project) VRDO   1.10%        12/8/2003 (4)         3,600      3,600
Torrance CA Hospital Rev.  (Torrance Memorial Medical Center)              6.00%         6/1/2022             1,100      1,205
Torrance CA Hospital Rev.  (Torrance Memorial Medical Center)              5.50%         6/1/2031             4,350      4,436
Ukiah CA Electric Rev.                                                     6.00%         6/1/2008 (1)         4,565      5,303
Ukiah CA Electric Rev.                                                     6.25%         6/1/2018 (1)         6,000      7,311
Union CA Elementary School Dist. GO                                        0.00%         9/1/2015 (3)         3,860      2,301
Union CA Elementary School Dist. GO                                        0.00%         9/1/2016 (3)         1,500        843
Union CA Elementary School Dist. GO                                        0.00%         9/1/2017 (3)         2,295      1,213
Union CA Elementary School Dist. GO                                        0.00%         9/1/2018 (3)         1,630        812
Union CA Elementary School Dist. GO                                        0.00%         9/1/2019 (3)         1,750        820
Union CA Elementary School Dist. GO                                        0.00%         9/1/2020 (3)         2,300      1,013
Union CA Elementary School Dist. GO                                        0.00%         9/1/2021 (3)         2,000        824
Univ. of California Rev. (Medical Center)                                  5.75%         7/1/2006 (2)(Prere.)10,395     11,594
Univ. of California Rev. (Medical Center)                                  5.75%         7/1/2006 (2)(Prere.)12,160     13,563
Univ. of California Rev. (San Diego Medical Center)                        5.13%        12/1/2018 (4)         3,695      3,921
Univ. of California Rev. (San Diego Medical Center)                        5.13%        12/1/2019 (4)         3,000      3,153
Vallejo CA Sanitation & Flood Control COP                                  5.00%         7/1/2019 (3)         5,000      5,418
Walnut Valley CA USD                                                       6.20%         8/1/2009 (2)(ETM)    1,270      1,517
Walnut Valley CA USD                                                       6.00%         8/1/2012 (2)(ETM)*   1,790      2,140
Walnut Valley CA USD                                                       6.00%         8/1/2013 (2)(ETM)*   1,980      2,377
Walnut Valley CA USD                                                       6.00%         8/1/2014 (2)(ETM)    2,205      2,651
Walnut Valley CA USD                                                       6.00%         8/1/2015 (2)(ETM)    2,470      2,971
Walnut Valley CA USD                                                       6.00%         8/1/2016 (2)(ETM)    2,690      3,230
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)                  6.25%         6/1/2007 (1)         4,260      4,873
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)                  6.25%         6/1/2008 (1)         3,530      4,117
William S. Hart CA Union High School Dist. GO                              5.00%         9/1/2022 (1)         1,120      1,167
Yuba City CA USD                                                           0.00%         9/1/2015 (3)         1,870      1,115
Yuba City CA USD                                                           0.00%         9/1/2017 (3)         2,060      1,089
Yuba City CA USD                                                           0.00%         9/1/2019 (3)         2,270      1,063
OUTSIDE CALIFORNIA:
Guam International Airport Auth. Rev.                                      5.00%        10/1/2009 (1)         5,270      6,322
Puerto Rico GO                                                             5.50%         7/1/2016 (1)        10,000     11,612
Puerto Rico GO                                                             5.50%         7/1/2019 (4)        10,000     11,576
Puerto Rico GO                                                             5.50%         7/1/2019 (2)         6,500      7,524
Puerto Rico Govt. Dev. Bank VRDO                                           1.01%        12/8/2003 (1)         5,500      5,500
Puerto Rico Highway & Transp. Auth. Rev.                                   5.25%         7/1/2010             5,000      5,562
Univ. of Puerto Rico Rev.                                                  5.38%         6/1/2030 (1)        14,795     15,556
------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(COST $1,820,134)                                                                                                    1,985,791
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CALIFORNIA LONG-TERM TAX-EXEMPT FUND                                       (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                    $26,462
Liabilities                                                             (19,445)
                                                                       ---------
                                                                          7,017
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $1,992,808
================================================================================
*See Note A in NOTES TO FINANCIAL STATEMENTS.
*Security segregated as initial margin for open futures contracts.
+Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of November 30, 2003. For key to abbreviations and other references, see page 49.


--------------------------------------------------------------------------------
AT NOVEMBER 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital                                                      $1,825,124
Undistributed Net Investment Income                                          --
Accumulated Net Realized Gains                                              912
Unrealized Appreciation
  Investment Securities                                                 165,657
  Futures Contracts                                                       1,115
--------------------------------------------------------------------------------
NET ASSETS                                                           $1,992,808
================================================================================
Investor Shares--Net Assets
Applicable to 107,185,780 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                   $1,286,135
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                               $12.00
================================================================================
Admiral Shares--Net Assets
Applicable to 58,893,762 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                     $706,673
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                $12.00
================================================================================
See Note D in NOTES TO FINANCIAL STATEMENTS for the tax-basis components of net assets.

KEY TO ABBREVIATIONS

BAN--BOND ANTICIPATION NOTE.
COP--CERTIFICATE OF PARTICIPATION.
CP--COMMERCIAL PAPER.
FR--FLOATING RATE.
GAN--GRANT ANTICIPATION NOTE.
GO--GENERAL OBLIGATION BOND.
IDA--INDUSTRIAL DEVELOPMENT AUTHORITY BOND.
IDR--INDUSTRIAL DEVELOPMENT REVENUE BOND.
PCR--POLLUTION CONTROL REVENUE BOND.
PUT--PUT OPTION OBLIGATION.
RAN--REVENUE ANTICIPATION NOTE.
TAN--TAX ANTICIPATION NOTE.
TOB--TENDER OPTION BOND.
TRAN--TAX REVENUE ANTICIPATION NOTE.
UFSD--UNION FREE SCHOOL DISTRICT.
USD--UNITED SCHOOL DISTRICT.
VRDO--VARIABLE RATE DEMAND OBLIGATION.
(ETM)--ESCROWED TO MATURITY.
(PRERE.)--PREREFUNDED.


SCHEDULED PRINCIPAL AND INTEREST PAYMENTS ARE GUARANTEED BY:

(1)  MBIA (MUNICIPAL BOND INSURANCE ASSOCIATION).
(2)  AMBAC (AMBAC ASSURANCE CORPORATION).
(3)  FGIC (FINANCIAL GUARANTY INSURANCE COMPANY).
(4)  FSA (FINANCIAL SECURITY ASSURANCE).
(5)  BIGI (BOND INVESTORS GUARANTY INSURANCE).
(6)  CONNIE LEE INC.
(7)  FHA (FEDERAL HOUSING AUTHORITY).
(8)  CAPMAC (CAPITAL MARKETS ASSURANCE CORPORATION).
(9)  AMERICAN CAPITAL ACCESS FINANCIAL GUARANTY CORPORATION.
(10) XL CAPITAL ASSURANCE INC.
THE INSURANCE DOES NOT GUARANTEE THE MARKET VALUE OF THE MUNICIPAL BONDS.

LOC--SCHEDULED PRINCIPAL AND INTEREST PAYMENTS ARE GUARANTEED BY BANK LETTER OF CREDIT.

STATEMENT OF OPERATIONS
This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any NET GAIN (LOSS) realized on the sale of investments, and the increase or decrease in the UNREALIZED APPRECIATION (DEPRECIATION) of investments during the period. For money market funds, REALIZED NET GAIN (LOSS) should always be minimal, and UNREALIZED APPRECIATION (DEPRECIATION) should be zero.


------------------------------------------------------------------------------------------------
                                                   CALIFORNIA         CALIFORNIA      CALIFORNIA
                                                   TAX-EXEMPT  INTERMEDIATE-TERM       LONG-TERM
                                                 MONEY MARKET         TAX-EXEMPT      TAX-EXEMPT
                                                         FUND               FUND            FUND
------------------------------------------------------------------------------------------------
                                                           YEAR ENDED NOVEMBER 30, 2003
------------------------------------------------------------------------------------------------
                                                        (000)              (000)           (000)
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                            $40,766           $106,559         $96,873
------------------------------------------------------------------------------------------------
    Total Income                                       40,766            106,559          96,873
------------------------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
   Investment Advisory Services                           535                369             296
   Management and Administrative
    Investor Shares                                     5,074              2,171           1,844
    Admiral Shares                                         --                841             579
   Marketing and Distribution
    Investor Shares                                       698                299             200
    Admiral Shares                                         --                134              78
 Custodian Fees                                            28                 34              27
 Auditing Fees                                             10                 15              15
 Shareholders' Reports and Proxies
    Investor Shares                                        40                 21              30
    Admiral Shares                                         --                  2               4
 Trustees' Fees and Expenses                                4                  3               2
------------------------------------------------------------------------------------------------
    Total Expenses                                      6,389              3,889           3,075
    Expenses Paid Indirectly--Note C                       --              (198)            (64)
------------------------------------------------------------------------------------------------
    Net Expenses                                        6,389              3,691           3,011
------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                  34,377            102,868          93,862
------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                               65             23,048          12,796
  Futures Contracts                                        --            (6,150)           1,825
------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                   65             16,898          14,621
------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                    --             21,727          28,544
  Futures Contracts                                        --              2,116             707
------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)           --             23,843          29,251
------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                           $34,442           $143,609        $137,734
================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The OPERATIONS section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of DISTRIBUTIONS--NET INVESTMENT INCOME generally equal the net income earned as shown under the OPERATIONS section. The amounts of DISTRIBUTIONS--REALIZED CAPITAL GAIN may not match the capital gains shown in the OPERATIONS section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The CAPITAL SHARE TRANSACTIONS section shows the net amount shareholders invested in or redeemed from the fund. DISTRIBUTIONS and CAPITAL SHARE TRANSACTIONS are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                 CALIFORNIA           CALIFORNIA
                                                 TAX-EXEMPT    INTERMEDIATE-TERM
                                          MONEY MARKET FUND      TAX-EXEMPT FUND
                                         ---------------------------------------
                                                YEAR ENDED NOVEMBER 30,
                                         ---------------------------------------
                                           2003       2002       2003       2002
                                          (000)      (000)      (000)      (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                 $34,377    $41,486   $102,868    $98,636
  Realized Net Gain (Loss)                   65       (31)     16,898      7,846
  Change in Unrealized Appreciation
   (Depreciation)                            --         --     23,843     25,374
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
    Resulting from Operations            34,442     41,455    143,609    131,856
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
   Investor Shares                     (34,377)   (41,486)   (62,746)   (65,518)
   Admiral Shares                            --         --   (40,122)   (33,118)
  Realized Capital Gain
   Investor Shares                           --         --    (5,453)         --
   Admiral Shares                            --         --    (3,297)         --
--------------------------------------------------------------------------------
    Total Distributions                (34,377)   (41,486)  (111,618)   (98,636)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE F
  Investor Shares                       372,633    819,847  (160,770)   (36,852)
  Admiral Shares                             --         --    (7,278)    491,731
--------------------------------------------------------------------------------
   Net Increase (Decrease) from
    Capital Share Transactions          372,633    819,847  (168,048)    454,879
--------------------------------------------------------------------------------
  Total Increase (Decrease)             372,698    819,816  (136,057)    488,099
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                 3,594,036  2,774,220  2,591,213  2,103,114
--------------------------------------------------------------------------------
  End of Period                      $3,966,734 $3,594,036 $2,455,156 $2,591,213
================================================================================

--------------------------------------------------------------------------------
                                                                      CALIFORNIA
                                                                       LONG-TERM
                                                                 TAX-EXEMPT FUND
--------------------------------------------------------------------------------
                                                         YEAR ENDED NOVEMBER 30,
--------------------------------------------------------------------------------
                                                                 2003       2002
                                                                (000)      (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                      $ 93,862   $ 97,879
  Realized Net Gain (Loss)                                     14,621      1,062
  Change in Unrealized Appreciation (Depreciation)             29,251      9,614
--------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets
   Resulting from Operations                                  137,734    108,555
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
   Investor Shares                                           (61,519)   (69,323)
   Admiral Shares                                            (32,343)   (28,556)
  Realized Capital Gain*
   Investor Shares                                            (2,566)         --
   Admiral Shares                                             (1,253)         --
--------------------------------------------------------------------------------
   Total Distributions                                       (97,681)   (97,879)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE F
  Investor Shares                                           (189,962)  (144,901)
  Admiral Shares                                               22,887    267,356
--------------------------------------------------------------------------------
   Net Increase (Decrease) from Capital Share Transactions  (167,075)    122,455
--------------------------------------------------------------------------------
  Total Increase (Decrease)                                 (127,022)    133,131
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                       2,119,830  1,986,699
--------------------------------------------------------------------------------
  End of Period                                            $1,992,808 $2,119,830
================================================================================
*Includes short-term gain distributions totaling $36,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the TOTAL RETURN and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the PORTFOLIO TURNOVER RATE, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a PORTFOLIO TURNOVER RATE.

--------------------------------------------------------------------------------
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
                                                         YEAR ENDED NOVEMBER 30,
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD  2003   2002   2001   2000   1999
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $1.00  $1.00  $1.00  $1.00  $1.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                         .009   .013   .025   .034   .027
  Net Realized and Unrealized Gain (Loss)
   on Investments                                 --     --     --     --     --
--------------------------------------------------------------------------------
   Total from Investment Operations             .009   .013   .025   .034   .027
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income        (.009) (.013) (.025) (.034) (.027)
  Distributions from Realized Capital Gains       --     --     --     --     --
--------------------------------------------------------------------------------
   Total Distributions                        (.009) (.013) (.025) (.034) (.027)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $1.00  $1.00  $1.00  $1.00  $1.00
================================================================================
TOTAL RETURN                                   0.91%  1.33%  2.57%  3.44%  2.79%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)        $3,967 $3,594 $2,774 $2,718 $2,286
  Ratio of Total Expenses to
   Average Net Assets                          0.17%  0.17%  0.18%  0.17%  0.20%
  Ratio of Net Investment Income to
   Average Net Assets                          0.90%  1.32%  2.54%  3.38%  2.75%
================================================================================

CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND INVESTOR SHARES
--------------------------------------------------------------------------------
                                                         YEAR ENDED NOVEMBER 30,
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD  2003   2002   2001   2000   1999
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $11.29 $11.12 $10.82 $10.50 $10.95
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                         .454   .472   .493   .498   .480
  Net Realized and Unrealized Gain (Loss)
   on Investments                               .188   .170   .300   .320 (.450)
--------------------------------------------------------------------------------
   Total from Investment Operations             .642   .642   .793   .818   .030
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income        (.454) (.472) (.493) (.498) (.480)
  Distributions from Realized Capital Gains   (.038)     --     --     --     --
--------------------------------------------------------------------------------
   Total Distributions                        (.492) (.472) (.493) (.498) (.480)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $11.44 $11.29 $11.12 $10.82 $10.50
================================================================================
TOTAL RETURN                                   5.78%  5.88%  7.44%  7.99%  0.27%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)        $1,490 $1,630 $1,646 $1,704 $1,336
  Ratio of Total Expenses to
   Average Net Assets                          0.17%  0.17%  0.17%  0.17%  0.17%
  Ratio of Net Investment Income to
   Average Net Assets                          3.99%  4.19%  4.44%  4.70%  4.48%
  Portfolio Turnover Rate                        21%    23%    23%    14%     9%
================================================================================



CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                        YEAR ENDED
                                                       NOVEMBER 30,  NOV. 12* TO
                                                    ----------------    NOV. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2003     2002        2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $11.29   $11.12      $11.36
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                .461     .477        .024
  Net Realized and Unrealized Gain (Loss)
   on Investments                                      .188     .170      (.240)
--------------------------------------------------------------------------------
   Total from Investment Operations                    .649     .647      (.216)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income               (.461)   (.477)      (.024)
  Distributions from Realized Capital Gains          (.038)       --          --
--------------------------------------------------------------------------------
   Total Distributions                               (.499)   (.477)      (.024)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $11.44   $11.29      $11.12
================================================================================
TOTAL RETURN                                          5.84%    5.93%      -1.90%
================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                   $966     $961        $458
Ratio of Total Expenses to Average Net Assets         0.11%    0.13%     0.12%**
Ratio of Net Investment Income to Average Net Assets  4.05%    4.21%     4.37%**
Portfolio Turnover Rate                                 21%      23%         23%
================================================================================
*Inception.
**Annualized.

CALIFORNIA LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
--------------------------------------------------------------------------------
                                                         YEAR ENDED NOVEMBER 30,
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD  2003   2002   2001   2000   1999
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $11.76 $11.70 $11.40 $10.81 $11.73
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                         .542   .554   .568   .576   .563
  Net Realized and Unrealized Gain (Loss)
   on Investments                               .261   .060   .300   .590 (.810)
--------------------------------------------------------------------------------
   Total from Investment Operations             .803   .614   .868  1.166 (.247)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income        (.542) (.554) (.568) (.576) (.563)
  Distributions from Realized Capital Gains   (.021)     --     --     -- (.110)
--------------------------------------------------------------------------------
   Total Distributions                        (.563) (.554) (.568) (.576) (.673)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $12.00 $11.76 $11.70 $11.40 $10.81
================================================================================
TOTAL RETURN                                   6.95%  5.36%  7.75% 11.11% -2.22%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)        $1,286 $1,449 $1,589 $1,735 $1,545
  Ratio of Total Expenses to
   Average Net Assets                          0.17%  0.18%  0.18%  0.18%  0.18%
  Ratio of Net Investment Income to
   Average Net Assets                          4.58%  4.72%  4.87%  5.23%  4.98%
  Portfolio Turnover Rate                        18%    27%    26%    27%    11%
================================================================================


CALIFORNIA LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                       YEAR ENDED
                                                       NOVEMBER 30,  NOV. 12* TO
                                                    ----------------    NOV. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2003     2002        2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $11.76   $11.70      $11.99
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                .549     .560        .028
  Net Realized and Unrealized Gain (Loss)
   on Investments                                      .261     .060      (.290)
--------------------------------------------------------------------------------
   Total from Investment Operations                    .810     .620      (.262)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income               (.549)   (.560)      (.028)
  Distributions from Realized Capital Gains          (.021)       --          --
--------------------------------------------------------------------------------
   Total Distributions                               (.570)   (.560)      (.028)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $12.00   $11.76      $11.70
================================================================================
TOTAL RETURN                                          7.01%    5.41%      -2.18%
================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                   $707     $670        $398
Ratio of Total Expenses to Average Net Assets         0.11%    0.13%     0.13%**
Ratio of Net Investment Income to Average Net Assets  4.64%    4.76%     4.85%**
Portfolio Turnover Rate                                 18%      27%         26%
================================================================================
*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard California Tax-Exempt Funds comprise the California Tax-Exempt Money Market Fund, California Intermediate-Term Tax-Exempt Fund, and California Long-Term Tax-Exempt Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of California.

The Intermediate-Term and Long-Term Tax-Exempt Funds each offer two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the funds' minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. The Tax-Exempt Money Market Fund offers only Investor Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Other funds:
     Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. FUTURES CONTRACTS: The Intermediate-Term and Long-Term Tax-Exempt Funds may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2003, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                             CAPITAL CONTRIBUTION     PERCENTAGE   PERCENTAGE OF
                                      TO VANGUARD        OF FUND      VANGUARD'S
CALIFORNIA TAX-EXEMPT FUND                  (000)     NET ASSETS  CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                                 $638          0.02%           0.64%
Intermediate-Term                             394          0.02            0.39
Long-Term                                     320          0.02            0.32
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended November 30, 2003, these arrangements reduced expenses by:

------------------------------------------------------------------------------
                                      EXPENSE REDUCTION
                                            (000)                TOTAL EXPENSE
                              ----------------------------      REDUCTION AS A
                                MANAGEMENT AND   CUSTODIAN       PERCENTAGE OF
CALIFORNIA TAX-EXEMPT FUND      ADMINISTRATIVE        FEES  AVERAGE NET ASSETS
------------------------------------------------------------------------------
Intermediate-Term                         $197          $1               0.01%
Long-Term                                   62           2                  --
------------------------------------------------------------------------------

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

     The Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt Funds used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the funds have reclassified $2,064,000 and $2,292,000, respectively, from accumulated net realized gains to paid-in capital.

     At November 30, 2003, the funds had the following tax-basis amounts available for distribution:


----------------------------------------------------------
                                             CAPITAL GAINS
                                AVAILABLE FOR DISTRIBUTION
                               ---------------------------
                                    SHORT-TERM   LONG-TERM
CALIFORNIA TAX-EXEMPT FUND               (000)       (000)
----------------------------------------------------------
Intermediate-Term                      $10,010     $15,492
Long-Term                                1,567      15,141
----------------------------------------------------------

Short-term gain distributions are treated as ordinary income dividends for tax purposes.

     The Intermediate-Term Tax-Exempt and the Long-Term Tax-Exempt Funds had realized losses totaling $14,261,000 and $14,681,000, respectively, through November 30, 2003, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

     At November 30, 2003, net unrealized appreciation of investment securities for tax purposes was:

--------------------------------------------------------------------------------
                                                         (000)
                                        ----------------------------------------
                                                                  NET UNREALIZED
                                        APPRECIATED   DEPRECIATED   APPRECIATION
CALIFORNIA TAX-EXEMPT FUND               SECURITIES    SECURITIES (DEPRECIATION)
--------------------------------------------------------------------------------
Intermediate-Term                          $117,223      $(1,280)       $115,943
Long-Term                                   151,473         (497)        150,976
--------------------------------------------------------------------------------

     At November 30, 2003, the aggregate settlement value of open futures contracts expiring through March 2004 and the related unrealized appreciation were:



--------------------------------------------------------------------------------
                                                         (000)
                                     -------------------------------------------
                                        NUMBER OF       AGGREGATE     UNREALIZED
                                     LONG (SHORT)      SETTLEMENT   APPRECIATION
CALIFORNIA TAX-EXEMPT FUND/FUTURES      CONTRACTS CONTRACTS VALUE (DEPRECIATION)
--------------------------------------------------------------------------------
Intermediate-Term
 10-Year U.S. Treasury Note               (2,100)        $232,870         $3,188
Long-Term
 10-Year U.S. Treasury Note                 (450)          49,901            683
 30-Year U.S. Treasury Bond                 (300)          32,353            432
--------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

E. During the year ended November 30, 2003, purchases and sales of investment securities other than temporary cash investments were:

---------------------------------------------------
                                         (000)
---------------------------------------------------
CALIFORNIA TAX-EXEMPT FUND     PURCHASES      SALES
---------------------------------------------------
Intermediate-Term               $510,682   $655,920
Long-Term                        347,218    518,404
---------------------------------------------------

F. Capital share transactions for each class of shares were:

---------------------------------------------------------------------------------------------

                                                        YEAR ENDED NOVEMBER 30,
                                         ----------------------------------------------------
                                                    2003                       2002
                                         ----------------------------------------------------
                                              AMOUNT       SHARES         AMOUNT       SHARES
CALIFORNIA TAX-EXEMPT FUND                     (000)        (000)          (000)        (000)
---------------------------------------------------------------------------------------------
MONEY MARKET
 Issued                                   $3,411,353    3,411,353     $3,158,391    3,158,391
 Issued in Lieu of  Cash Distributions        32,133       32,133         39,060       39,060
 Redeemed                                (3,070,853)  (3,070,853)    (2,377,604)  (2,377,604)
                                         ----------------------------------------------------
  Net Increase (Decrease)                    372,633      372,633        819,847      819,847
---------------------------------------------------------------------------------------------
INTERMEDIATE-TERM
Investor Shares
 Issued                                    $ 462,335       40,470      $ 705,194       62,736
 Issued in Lieu of Cash Distributions         56,053        4,907         53,685        4,779
 Redeemed                                  (679,158)     (59,557)      (795,731)     (71,115)
                                         ----------------------------------------------------
  Net Increase (Decrease)--Investor Shares (160,770)     (14,180)       (36,852)      (3,600)
                                         ----------------------------------------------------
Admiral Shares
 Issued                                    $ 391,042       34,258      $ 724,351       64,691
 Issued in Lieu of Cash Distributions         32,194        2,818         24,906        2,213
 Redeemed                                  (430,514)     (37,763)      (257,526)     (22,960)
                                         ----------------------------------------------------
  Net Increase (Decrease)--Admiral Shares    (7,278)        (687)        491,731       43,944
---------------------------------------------------------------------------------------------
Long-Term
Investor Shares
 Issued                                    $ 224,379       18,706      $ 340,877       29,054
 Issued in Lieu of Cash Distributions         45,358        3,794         49,281        4,201
 Redeemed                                  (459,699)     (38,555)      (535,059)     (45,808)
                                         ----------------------------------------------------
  Net Increase (Decrease)--Investor Shares (189,962)     (16,055)      (144,901)     (12,553)
                                         ----------------------------------------------------
Admiral Shares
 Issued                                      256,517       21,490        398,564       34,123
 Issued in Lieu of Cash Distributions         21,386        1,789         18,785        1,600
 Redeemed                                  (255,016)     (21,392)      (149,993)     (12,741)
                                         ----------------------------------------------------
  Net Increase (Decrease)--Admiral Shares     22,887        1,887        267,356       22,982
---------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard California Tax-Exempt Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of California Tax-Exempt Money Market Fund, California Intermediate-Term Tax-Exempt Fund and California Long-Term Tax-Exempt Fund (constituting Vanguard California Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

Pricewaterhouse Coopers LLP
Philadelphia, Pennsylvania

January 6, 2004


--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION

(UNAUDITED) FOR VANGUARD CALIFORNIA TAX-EXEMPT FUNDS

THIS INFORMATION FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2003, IS INCLUDED PURSUANT TO PROVISIONS OF THE INTERNAL REVENUE CODE.

THE INTERMEDIATE-TERM TAX-EXEMPT AND LONG-TERM TAX-EXEMPT FUNDS DISTRIBUTED $10,004,000 AND $5,900,000, RESPECTIVELY, AS CAPITAL GAIN DIVIDENDS (FROM NET LONG-TERM CAPITAL GAINS) TO SHAREHOLDERS DURING THE FISCAL YEAR.

EACH FUND DESIGNATES 100% OF ITS INCOME DIVIDENDS AS EXEMPT-INTEREST DIVIDENDS.
--------------------------------------------------------------------------------

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our PLANNING & ADVICE and RESEARCH FUNDS & STOCKS sections to:

* Determine what asset allocation might best suit your needs--by taking our Investor Questionnaire.
* Find out how much to save for retirement and your children's college education-- by using our planning tools.
* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.
* Find your next fund--by using the COMPARE FUNDS, COMPARE COSTS, and NARROW YOUR FUND CHOICES tools.
* Look up fund price, performance history, and distribution information--in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

     Log on to VANGUARD.COM to:
*    See what you own (at Vanguard and elsewhere) and how your  investments  are doing.
* Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.
*    Analyze your portfolio's holdings and performance.
* Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.
* Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR
It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.


MAKE IT AUTOMATIC
Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST
The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS
Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit VANGUARD.COM. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS

500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(R) Fund
Target Retirement Funds:
  Retirement Income
  Retirement 2005
  Retirement 2015
  Retirement 2025
  Retirement 2035
  Retirement 2045
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts,
  New Jersey, New York, Ohio,
  Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
  Funds (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL Trustee              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

VANGUARD, THE VANGUARD GROUP, VANGUARD.COM, VANGUARD IRA, ADMIRAL, EXPLORER, MORGAN, LIFESTRATEGY, PLAINTALK, STAR, WELLESLEY, WELLINGTON, WINDSOR, and the ship logo are trademarks of The Vanguard Group, Inc.

STANDARD & POOR'S 500 and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

CALVERT SOCIAL INDEX is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.


ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  STATEMENT  OF  ADDITIONAL
INFORMATION, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2004 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q750 012004

ITEM 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

ITEM 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant's Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.


ITEM 4: Not applicable.

ITEM 5: Not applicable.

ITEM 6: Reserved.

ITEM 7: Not applicable.

ITEM 8: Reserved.

ITEM 9: CONTROLS AND PROCEDURES.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10: EXHIBITS.  The following exhibits are attached hereto:
         (a) code of ethics
         (b) certifications

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      VANGUARD CALIFORNIA TAX-FREE FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: January 22, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      VANGUARD CALIFORNIA TAX-FREE FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: January 22, 2004


      VANGUARD CALIFORNIA TAX-FREE FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
            THOMAS J. HIGGINS*
               TREASURER

Date: January 22, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.